                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME

Semiannual Report 2003
--------------------------------------------------------------------------------
                  DELAWARE TAX-FREE MINNESOTA FUND

                  DELAWARE TAX-FREE MINNESOTA INSURED FUND

                  DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND

                  DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND


[LOGO] POWERED BY RESEARCH.(SM)

Table
     OF CONTENTS

Letter to Shareholders              1

Portfolio Management Review         3

New at Delaware                     6

Performance Summaries:

   Delaware Tax-Free
   Minnesota Fund                   7

   Delaware Tax-Free
   Minnesota Insured Fund           8

   Delaware Tax-Free
   Minnesota
   Intermediate Fund                9

   Delaware Minnesota
   High-Yield Municipal
   Bond Fund                       10

Financial Statements:

   Statements of Net Assets        11

   Statements of Operations        26

   Statements of Changes
      in Net Assets                27

   Financial Highlights            29

   Notes to Financial
      Statements                   41



Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Delaware Investments
     POWERED BY RESEARCH


At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage

Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

                                         Delaware Minnesota Municipal Bond Funds
Letter                                   March 10, 2003
     TO SHAREHOLDERS


Recap of Events

It was a dreary six months ended February 28, 2003, with the U.S. economy mired in a period of slow growth and mixed economic indicators.

Stocks gained ground one day only to lose it shortly thereafter, partly as a result of lower investor confidence in the quality and transparency of corporate earnings in the wake of Enron and other bookkeeping scandals. Earnings disappointments and downward revisions, middling economic indicator numbers, and worries over terrorism and the possibility of war in the Middle East also pushed equities lower.

Though the most recent recession ended in late 2001, real, or inflation-adjusted, growth in gross domestic product (GDP) for 2002 averaged +2.9% (Source: Bloomberg) -- about half the growth rate the economy usually exhibits during periods of recovery.

Businesses have been reluctant to commit their capital during this period of uncertainty and volatility. Not even historically low interest rates spurred corporate investment. The Federal Reserve lowered rates 11 times in 2001 and once in 2002, leaving the benchmark fed funds rate at 1.25% -- the lowest it's been in more than 40 years. In fact, subtracting the inflation rate shows that the fed funds rate was functionally negative during this six-month period.

Corporate bonds as a group experienced more credit downgrades than upgrades for the seventh straight year. For the fourth consecutive year, however, municipal bonds saw many more upgrades than downgrades (Source: Moody's Investors Service). As a result, we believe investors interested in relative safety increasingly turned to municipal bonds.

The yield curve -- a measure of the return of short-term versus long-term debt -- was particularly steep during the review period. According to the Municipal Market Data High Grade (AAA) Yield Curve, the spread between one-year AAA-rated municipal bonds and 30-year AAA-rated municipal bonds began the period at 3.42% and ended February 2003 at 3.65%. The peak in January was at 3.75%.

Market Outlook

During the remainder of 2003 we will look for increasing but modest economic growth. We believe businesses will likely invest more capital following a resolution with Iraq. Gold prices and commodity indicators point to the possibility of upward inflationary pressures. In our opinion, bond yields will be moderately higher by the end of the year.

Though we believe that much of the refinancing activity has ended, we expect strong inflows for municipal bond funds during 2003. Fiscal stress will likely mean that bonds will be issued to pay for projects that would otherwise have been funded by other revenue. Of course, some municipal projects will be put off until better economic times.

Total Return
For the period ended February 28, 2003
                                                                              Six Months
Delaware Tax-Free Minnesota Fund -- Class A Shares                              +3.69%
Delaware Tax-Free Minnesota Insured Fund -- Class A Shares                      +3.91%
Lipper Minnesota Municipal Debt Funds Average (51 funds)                        +3.04%
Delaware Tax-Free Minnesota Intermediate Fund -- Class A Shares                 +3.53%
Lipper Other States Intermediate Municipal Debt Funds Average (112 funds)       +2.72%
Delaware Minnesota High-Yield Municipal Bond Fund -- Class A Shares             +3.77%
Lipper High-Yield Municipal Debt Funds Average (73 funds)                       +1.31%
-----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                            +3.36%
Lehman Brothers Five-Year Municipal Bond Index                                  +3.53%
-----------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 10. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Lehman Brothers Five-Year Municipal Bond Index is an unmanaged index that tracks municipal bonds that have an approximate maturity of five years. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

We think that the Fed will likely follow the bond market's lead in setting interest rates and that municipal bond rates will rise in the next two quarters, with an initial rise at the long end of the yield curve. However, we believe that this cycle will see short-term rates ultimately rise more than long-term rates, in response to the Fed's move toward neutrality or higher rates.

We believe that municipal bond funds continue to be important investment vehicles that can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Jude T. Driscoll

Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                         Delaware Minnesota Municipal Bond Funds
Portfolio                                March 10, 2003
     MANAGEMENT REVIEW




Fund Managers

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Deputy Chief Investment Officer -- Fixed Income

The Funds' Results

It was more of the same for the economy during the past six months. The economy continued to grow, but remained sluggish despite the Federal Reserve Board's best efforts to stimulate it. After cutting interest rates 11 times in 2001, the Federal Reserve dropped rates another half-percentage point in November 2002. With the cost of borrowing at a four-decade low, consumers generally continued to use this advantage by refinancing mortgages and buying new automobiles. Businesses, however having invested excessively during the stock market boom, proved more reluctant to spend and remained concerned about the economy's prospects.

Investors shared that concern -- especially stock investors. Despite rallying for almost six weeks during the fourth quarter of 2002, equities lost ground yet again during the full six-month period ended February 28, 2003. Investors were worried about the economy and the likelihood of war in Iraq.

What was bad for stocks, however, was good for U.S. Treasuries and high quality municipal securities, which offered investors the prospect of greater stability in a difficult market environment. Bond yields followed interest rates downward, while bond prices, which move in the opposite direction of yields, rose steadily. In the municipal market, short-maturity bonds, highly sensitive to changes in interest rates, did especially well. Intermediate- and long-maturity municipal bonds also did well, though not to the same extent as shorter bonds.

The slowing economy continued to challenge state and local budgets, leading municipal issuers to rely on debt to finance needed projects. More than $430 billion in municipal bonds were issued during 2002 -- a record high -- and 26% more than the total in 2001 (source: Thomson Financial Securities Data).

The same challenges that affected the national economy also were felt in Minnesota. Employment, once strong, continued to decline sharply. Fewer people working meant the state collected less income-tax revenue and struggled to meet its budget obligations. Minnesota managed to balance its budget through a one-time use of reserves. Major credit-rating agencies such as Moody's and Standard & Poor's kept a close watch on the state's finances. However, concern was expressed that Minnesota's credit rating could be lowered unless more permanent fiscal solutions were found (Source: Municipal Market Data).

Delaware Tax-Free Minnesota Fund

For the six months ended February 28, 2003, Delaware Tax-Free Minnesota Fund returned +3.69% (Class A shares at net asset value with distributions reinvested), outpacing its peer group, as represented by the Lipper Minnesota Municipal Debt Funds Average, which returned +3.04% during the same period. In addition, the Fund's benchmark, the Lehman Brothers Municipal Bond Index, gained +3.36%. The Fund's dividend payments during the past six months were exempt from federal and Minnesota state taxes.*

One major reason for our outperformance relative to our peers was the "barbell" strategy we use to manage the Fund. With this strategy, we invest a substantial portion of fund assets in both shorter- and longer-term bonds and tend to de-emphasize intermediate bonds. This strategy proved helpful during the period, especially because of our weighting in bonds with short maturities, which continued to benefit from low interest rates.

In addition, we owned a number of older securities that offered a relatively attractive income stream. Our strategy was generally to hold onto these bonds and continue to earn regular income while avoiding the need to sell the securities at a taxable gain. Thus, we sought to limit our trading activity during the past six months. We thought it made little sense to sell our existing holdings during an environment in which interest rates were generally declining. Among the trades we did make, we selectively added to our investments in non rated bonds to increase the Fund's yield potential while maintaining risk at a reasonable level.

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Also to manage risk, we were careful to keep portfolio assets diversified across multiple industry sectors. Healthcare, and hospital bonds in particular, was one area in which we identified several new opportunities. As credit spreads widened in the healthcare sector, we found an increasing number of securities that, in our opinion, offered compelling value for our shareholders.

Delaware Tax-Free Minnesota Insured Fund

Delaware Tax-Free Minnesota Insured Fund returned +3.91% (Class A shares at net asset value with distributions reinvested) during the six months that ended February 28, 2003. This result surpassed that achieved by the Fund's peer group, the Lipper Minnesota Municipal Debt Funds Average, which returned +3.04%. As an additional point of comparison, the Fund also outperformed the Lehman Brothers Municipal Bond Index, which gained +3.36%. The Fund's dividend payments during the past six months were exempt from federal and Minnesota state taxes.*

A significant reason for the Fund's strong relative performance stemmed from our decision to increase the portfolio's weighting in noninsured investment-grade bonds. These securities tend to offer the Fund somewhat higher yields than are available with comparable insured bonds. Nevertheless, our primary focus throughout the period remained on owning insured bonds in the portfolio. At the end of the period, slightly more than 85% of the Fund's municipal securities were AAA-rated insured bonds. (The Fund's prospectus allows the Fund to invest up to 20% of portfolio assets in noninsured bonds.)

Throughout the past six months we owned a number of pre-refunded bonds in the Fund. Pre-refunded bonds are securities that, having been refinanced by their issuers, are backed by the full faith and credit of the U.S. government. Because their income payments are highly secure, these types of bonds are typically in high demand. As these pre-refunded bonds left the portfolio, we reinvested the proceeds in a number of A-rated hospital securities, which we believed provided Fund shareholders with a favorable balance of risk and reward. In addition, we added to our positions in multi-family housing and school district bonds.

Delaware Tax-Free Minnesota Intermediate Fund

Delaware Tax-Free Minnesota Intermediate Fund returned +3.53% (Class A shares at net asset value with distributions reinvested) for the six months ended February 28, 2003, surpassing the performance of the Lipper Other States Intermediate Municipal Debt Funds Average, which returned +2.72% during the same time frame. As an additional point of comparison, the Fund matched the performance of the Lehman Brothers Five-Year Municipal Bond Index, which also gained +3.53%. The Fund's dividend payments during the last six months were exempt from federal and Minnesota state taxes.*

The Fund's strong performance relative to its peer group stemmed from being almost exclusively invested in Minnesota securities, which tended to perform well during the past six months. By contrast, the Lipper Other States Intermediate Municipal Debt Funds Average measures the performance of funds in smaller states across the country, and not all of these states' bonds fared as well as Minnesota's.

As with the other funds we manage, we limited our trading activity during the period. With yields headed downward and most bonds in the portfolio performing well, we thought it generally made little sense to exchange current positions for new ones. Doing so would have reduced the yields we could capture for the Fund, as well as generate undesirable tax consequences for the Fund's shareholders.

As the period went on, the Fund's weighting in bonds rated AAA, the highest credit rating, fell from approximately 53.40% to about 45.76% of the portfolio. This decline in AAA-rated municipal securities stemmed from the departure of a number of the Fund's pre-refunded bonds. As these bonds left the Fund, we reinvested the assets in a variety of industry sectors -- especially in A-rated hospital bonds. The average A-rated healthcare general obligation municipal bond offered investors 86 basis points (0.86%) of added yield over a comparable AAA-rated healthcare bond (source: Municipal Market Data). We believed this was an attractive risk-reward tradeoff, so we sought to take advantage of healthcare opportunities as they presented themselves.

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Delaware Minnesota High-Yield Municipal Bond Fund

During the six months ended February 28, 2003, the Fund turned in strong performance relative to its peers. The Fund had a total return of +3.77% (Class A shares at net asset value with distributions reinvested). This result outpaced that of the Fund's peer group, the Lipper High-Yield Municipal Debt Funds Average, which returned +1.31% during the same time period. In addition, the Fund outpaced its benchmark, the Lehman Brothers Municipal Bond Index, which rose +3.36%. The Fund's dividend payments during the last six months were exempt from federal and Minnesota state taxes.*

Throughout the period we continued to focus on our long-term goal of reducing investment risk by adding to the Fund's liquidity. Because illiquid positions are difficult to sell, they can expose the Fund to sharp declines if an issuer experiences unforeseen credit problems. We were able to eliminate some of the portfolio's most illiquid bonds, and we will continue to take steps to further protect the Fund from excess investment risk.

Another way we managed risk was to increase the credit quality of the typical holding in the Fund. Accordingly, the Fund's average credit quality rose to BBB from CC during the period. A substantial portion of the credit-quality increase came from new opportunities in A-rated hospital bonds. As we discussed earlier, we thought these securities offered compelling value for our shareholders.

Outlook

We expect the economy may continue to recover slowly. With more than a year of historically low interest rates behind us, we believe the seeds for an economic recovery have been sown. Resolving the crisis in Iraq may add further momentum to economic growth.

If the national economy rebounds, we would look for an eventual rise in interest rates. Yet we are anticipating that any rise in rates may be gradual, paralleling our expected gradual improvement in the economy. Rising rates would have a negative impact on the bond market -- particularly in the more-interest-rate-sensitive short end of the yield curve -- but we believe the slow pace of rising rates would lead to a manageable increase in bond yields.

While we will continue to monitor the economy closely and make adjustments to our portfolios as needed, we have no current plans to alter our management strategy. As long as interest rates remain at historic lows, we expect to make relatively few trades, continue to seek attractive new municipal investment opportunities as they become available, and manage portfolio risk for our shareholders.

Tax-Equivalent Yields
30-Year Municipal Bonds

As of February 28, 2003

AAA Tax-Equivalent Yield       5.44%    6.33%    6.60%    7.11%    7.52%
AA Tax-Equivalent Yield        5.59%    6.51%    6.79%    7.31%    7.74%
-------------------------------------------------------------------------
                                15%      27%      30%      35%     38.6%

                               Income Tax Bracket

As of February 28, 2003, the yield on 30-year AAA-rated municipal bonds nationally was 4.62% and the yield on 30-year AA-rated municipal bonds nationally was 4.75% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

New
     AT DELAWARE

--------------------------------------------------------------------------------
Simplify your life.                           [Graphic Omitted: e:delivery logo]
       MANAGE YOUR INVESTMENTS
                       ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o  Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
     TAX-FREE MINNESOTA FUND

Fund Basics
As of February 28, 2003
----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and the
Minnesota state personal income tax, as is
consistent with preservation of capital.
----------------------------------------------
Total Fund Net Assets:
$380.92 million
----------------------------------------------
Number of Holdings:
133
----------------------------------------------
Fund Start Date:
February 29, 1984
----------------------------------------------
Your Fund Managers:
Mitchell L. Conery joined Delaware Investments in January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA
Corporation.

Patrick P. Coyne is a graduate of Harvard
University with an MBA from the University of
Pennsylvania's Wharton School. Mr. Coyne
joined Delaware Investments' fixed-income
department in 1990. Prior to joining Delaware
Investments, he was a manager of Kidder,
Peabody & Co. Inc.'s trading desk, and
specialized in trading high-grade municipal
bonds and municipal futures contracts. Mr.
Coyne is a member of the Municipal Bond Club
of Philadelphia.
----------------------------------------------
Nasdaq Symbols:
Class A  DEFFX
Class B  DMOBX
Class C  DMOCX

Fund Performance
Average Annual Total Returns

Through February 28, 2003        Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 2/29/84)
Excluding Sales Charge            +7.96%      +5.60%       +4.99%      +7.65%
Including Sales Charge            +7.69%      +5.12%       +4.02%      +2.78%
--------------------------------------------------------------------------------
Class B (Est. 3/11/95)
Excluding Sales Charge            +5.44%                   +4.21%      +6.83%
Including Sales Charge            +5.44%                   +3.96%      +2.83%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge            +5.30%                   +4.23%      +6.91%
Including Sales Charge            +5.30%                   +4.23%      +5.91%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
     TAX-FREE MINNESOTA INSURED FUND

Fund Basics
As of February 28, 2003
----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and the
Minnesota state personal income tax, as is
consistent with preservation of capital.
----------------------------------------------
Total Fund Net Assets:
$267.12 million
----------------------------------------------
Number of Holdings:
87
----------------------------------------------
Fund Start Date:
May 1, 1987
----------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
----------------------------------------------
Nasdaq Symbols:
Class A  MNINX
Class B  DVMBX
Class C  DVMCX


Fund Performance
Average Annual Total Returns

Through February 28, 2003         Lifetime   10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 5/1/87)
Excluding Sales Charge            +6.84%      +5.56%       +5.19%      +7.62%
Including Sales Charge            +6.53%      +5.08%       +4.22%      +2.78%
--------------------------------------------------------------------------------
Class B (Est. 3/7/95)
Excluding Sales Charge            +5.40%                   +4.41%      +6.83%
Including Sales Charge            +5.40%                   +4.15%      +2.83%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge            +5.23%                   +4.42%      +6.91%
Including Sales Charge            +5.23%                   +4.42%      +5.91%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
     TAX-FREE MINNESOTA INTERMEDIATE FUND

Fund Basics
As of February 28, 2003
----------------------------------------------
Fund Objective:
The Fund seeks to provide investors with
preservation of capital and, secondarily, current
income exempt from federal income tax and the
Minnesota state personal income tax, by
maintaining a dollar-weighted average effective
portfolio maturity of 10 years or less.
----------------------------------------------
Total Fund Net Assets:
$64.02 million
----------------------------------------------
Number of Holdings:
53
----------------------------------------------
Fund Start Date:
October 27, 1985
----------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
----------------------------------------------
Nasdaq Symbols:
Class A  DXCCX
Class B  DVSBX
Class C  DVSCX


Fund Performance
Average Annual Total Returns

Through February 28, 2003        Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/27/85)
Excluding Sales Charge            +5.70%      +4.70%       +4.44%      +7.55%
Including Sales Charge            +5.54%      +4.41%       +3.86%      +4.58%
--------------------------------------------------------------------------------
Class B (Est. 8/15/95)
Excluding Sales Charge            +4.06%                   +3.59%      +6.82%
Including Sales Charge            +4.06%                   +3.59%      +4.82%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge            +4.21%                   +3.59%      +6.73%
Including Sales Charge            +4.21%                   +3.59%      +5.73%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
     MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND

Fund Basics
As of February 28, 2003
----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and the
Minnesota state personal income tax, primarily
through investment in medium- and lower-grade
municipal obligations.
----------------------------------------------
Total Fund Net Assets:
$59.41 million
----------------------------------------------
Number of Holdings:
56
----------------------------------------------
Fund Start Date:
June 4, 1996
----------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
----------------------------------------------
Nasdaq Symbols:
Class A  DVMHX
Class B  DVMYX
Class C  DVMMX


Fund Performance
Average Annual Total Returns

Through February 28, 2003                   Lifetime   Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
Excluding Sales Charge                       +6.10%      +4.64%       +8.61%
Including Sales Charge                       +5.38%      +3.69%       +3.74%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
Excluding Sales Charge                       +5.66%      +3.86%       +7.78%
Including Sales Charge                       +5.66%      +3.62%       +3.78%
--------------------------------------------------------------------------------
Class C (Est. 6/12/96)
Excluding Sales Charge                       +5.33%      +3.86%       +7.78%
Including Sales Charge                       +5.33%      +3.86%       +6.78%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                               Delaware Tax-Free Minnesota Fund
Statements                                     February 28, 2003 (Unaudited)
     OF NET ASSETS

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.22%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 2.85%
   Minneapolis/St. Paul Metropolitan
      Airports Commission Revenue
      Series A 5.00% 1/1/22 (AMBAC)                    $3,440,000   $ 3,549,942
      Series A 5.25% 1/1/32 (FGIC)                      5,000,000     5,209,950
      Series C 5.25% 1/1/32 (FGIC)                      2,000,000     2,083,980
                                                                    -----------
                                                                     10,843,872
                                                                    -----------
City General Obligation Bonds - 0.91%
   Minneapolis Library 5.00% 12/1/25                    1,500,000     1,553,205
   St. Peter Hospital Series A
      5.00% 9/1/24 (MBIA)                               1,905,000     1,931,765
                                                                    -----------
                                                                      3,484,970
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 4.15%
   Bloomington Housing & Redevelopment
      Authority Housing Revenue (Senior
      Summerhouse Bloomington Project,
      Presbyterian Homes Housing &
      Assisted Living, Inc.) 6.125% 5/1/35              3,420,000     3,384,056
   Minneapolis Housing Facilities Revenue
      (Augustana Chapel View Project)
      7.00% 4/1/18                                      1,000,000       995,310
   Minnesota Agriculture & Economic
      Development Board Revenue
      (Benedictine Health Systems)
      5.75% 2/1/29                                      1,195,000     1,101,790
   Minnetonka Housing Facilities Revenue
      (Beacon Hill Housing Project,
      Presbyterian Homes & Services)
      7.70% 6/1/25                                      2,000,000     2,023,640
   Oakdale Revenue (Oak Meadows
      Project, Family Resources
      Development, Inc.) 7.00% 4/1/27                   6,800,000     6,672,296
   Rochester Multifamily Revenue
      (Wedum Shorewood Campus)
      6.60% 6/1/36                                      1,785,000     1,643,860
                                                                    -----------
                                                                     15,820,952
                                                                    -----------
Corporate-Backed Revenue Bonds - 3.23%
   Cloquet Pollution Control Revenue
      (Potlatch Corp. Projects)
      5.90% 10/1/26                                     6,500,000     5,716,815
   International Falls Pollution Control
      Revenue (Boise Cascade Corp.
      Project) 5.65% 12/1/22                            1,930,000     1,702,472
   Seaway Port Authority of Duluth
      Industrial Development Dock &
      Wharf Revenues (Cargill, Inc. Project)
      Series E 6.125% 11/1/14                           4,500,000     4,874,895
                                                                    -----------
                                                                     12,294,182
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 1.23%
  +Minneapolis Community Development
      Agency Tax Increment Revenue
      6.67% 9/1/09 (MBIA                                5,750,000     4,683,548
                                                                    -----------
                                                                      4,683,548
                                                                    -----------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Escrowed to Maturity Bonds - 0.34%
   Southern Minnesota Municipal Power
      Agency Supply System Revenue
      Series B 5.50% 1/1/15 (AMBAC)                    $  990,000   $ 1,014,137
   Western Minnesota Municipal Power
      Agency Supply Revenue
      Series A 9.75% 1/1/16 (MBIA)                        185,000       290,975
                                                                    -----------
                                                                      1,305,112
                                                                    -----------
Higher Education Revenue Bonds - 5.16%
   Minnesota State Higher Education
      Facilities Authority Revenue
      (Augsburg College) Series 4-F1
      6.25% 5/1/23                                      1,000,000     1,046,790
      (College of St. Benedict) Series 4-G
      6.20% 3/1/16                                      1,000,000     1,044,560
      (Hamline University) Series 4-I
      6.00% 10/1/12                                     1,250,000     1,323,250
      (Hamline University) Series 4-I
      6.00% 10/1/16                                     1,790,000     1,862,101
      (St. Catherine College) Series 5-N1
      5.25% 10/1/22                                     1,500,000     1,534,530
      (St. Thomas University) Series 3-R2
      5.60% 9/1/14                                      1,100,000     1,119,932
   University of Minnesota
      Series A 5.50% 7/1/21                             2,000,000     2,292,600
 **University of Minnesota,
      Inverse Floater ROLS
      Series II-R-29 12.48% 7/1/21                      5,250,000     6,786,150
      Series II-R-29 13.13% 7/1/18                      1,920,000     2,652,979
                                                                    -----------
                                                                     19,662,892
                                                                    -----------
Hospital Revenue Bonds - 19.86%
   Bemidji Hospital Facilities Revenue
      (North Country Health Services)
      6.05% 9/1/16                                        600,000       628,626
      6.05% 9/1/24                                      1,825,000     1,892,470
   Brainerd Health Care Facilities Revenue
      Benedictine Health (St. Joseph's
      Hospital) Series E 6.00% 2/15/12
      (Connie Lee)                                      2,250,000     2,304,023
   Duluth Economic Development
      Authority Health Care Facilities
      Revenue Benedictine Health System
      (St. Mary's Hospital) Series C
      6.00% 2/15/20 (Connie Lee)                        9,450,000     9,673,209
   Maplewood Healthcare Facility Revenue
      (Health East Project) 5.95% 11/15/06              2,200,000     2,102,540
   Marshall Medical Center Gross Revenue
      (Weiner Memorial Medical Center
      Project) 6.00% 11/1/28                            1,000,000     1,012,770
   Minneapolis Health Care System
      Revenue Series A
      (Allina Health System)
      5.75% 11/15/32                                    8,000,000     8,285,200
      (Fairview Health Services)
      5.625% 5/15/32                                    7,375,000     7,590,719

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Northfield Hospital Revenue
      Series C 6.00% 11/1/31                          $ 1,500,000   $ 1,506,390
   Robbinsdale Hospital Revenue
      (North Memorial Medical Center)
      Series B 5.50% 5/15/23 (AMBAC)                   10,725,000    11,020,152
 **Rochester Health Care Facilities
      Revenue (Mayo Foundation),
      Inverse Floater ROLS
      Series II-R-28-A 12.48% 11/15/27                  2,100,000     2,332,071
      Series II-R-28-B 12.48% 11/15/27                  8,375,000     9,300,521
   Rochester Health Care Facilities
      Revenue (Mayo Foundation)
      Series B 5.50% 11/15/27                             700,000       738,675
   St. Louis Park Health Care Facilities
      Revenue (Healthsystem of
      Minnesota) Series A
      5.20% 7/1/23 (AMBAC)                             10,220,000    10,321,689
   St. Paul Housing & Redevelopment
      Authority Hospital Revenue
      (Health East Project) Series A
      5.70% 11/1/15                                     1,300,000     1,075,217
      6.625% 11/1/17                                    5,775,000     5,127,334
   Washington County Housing &
      Redevelopment Authority Hospital
      Facilities Revenue (Health East
      Project) 5.50% 11/15/27                           1,000,000       709,320
                                                                    -----------
                                                                     75,620,926
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 4.74%
   Bass Brook Pollution Control
      Revenue (Minnesota Power &
      Light Co. Project)
      6.00% 7/1/22                                     17,000,000    17,299,540
      6.00% 7/1/22 (MBIA)                                 750,000       767,895
                                                                    -----------
                                                                     18,067,435
                                                                    -----------
Miscellaneous Revenue Bonds - 2.44%
   Minneapolis Community
      Development Agency Supported
      Development Revenue Limited Tax
      (Common Bond Fund) Series 2A
      7.125% 12/1/05                                      325,000       336,044
   Minnesota Public Facilities Authority
      Water Pollution Control Revenue
      Series A 5.00% 3/1/20                             3,000,000     3,130,500
   Richfield Commercial Development
      Revenue (Richfield Shoppes
      Project) 8.375% 10/1/13                           2,200,000     2,272,292
   St. Cloud Commercial Development
      Revenue (Northwest Center
      Association Project) 7.50% 8/1/12                 3,548,971     3,548,438
                                                                    -----------
                                                                      9,287,274
                                                                    -----------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds - 13.02%
   Austin Housing & Redevelopment
      Authority Housing Gross Revenue
      (Courtyard Residence Project)
      Series A 7.25% 1/1/26                            $  500,000    $  509,085
   Brooklyn Center Multifamily Housing
      Revenue (Ponds Family Housing
      Project-Section 8) 5.90% 1/1/20                   1,250,000     1,262,550
   Burnsville Multifamily (Bridgeway
      Apartments Project) 7.625% 2/1/24                 3,370,000     3,403,093
   Carver County Housing &
      Redevelopment Authority
      Multifamily Revenue (Lake Grace
      Apartments Project) Series A
      6.00% 7/1/28                                      1,435,000     1,449,910
   Dakota County Housing &
      Redevelopment Authority
      Multifamily Housing Revenue
      (Affordable Housing View Pointe
      Project) 6.125% 11/1/17                           2,475,000     2,383,252
   Eden Prairie Multifamily
      (Tanager Creek) Series A
      8.05% 6/20/31 (GNMA)                              7,605,000     8,340,326
      (Windslope Apartments Project)
      7.10% 11/1/17                                     1,585,000     1,602,768
   Hopkins Multifamily Revenue
      (Hopkins Renaissance Project-
      Section 8) 6.375% 4/1/20                          1,000,000     1,058,390
   Little Canada Multifamily Housing
      Revenue (Housing Alternative
      Development Co. Project) Series A
      6.10% 12/1/17                                     1,460,000     1,422,463
      6.25% 12/1/27                                     2,900,000     2,729,654
   Minneapolis Multifamily Revenue
      (Seward Towers Project)
      7.375% 12/20/30 (GNMA) (FHA)                      4,000,000     4,027,240
      (Sumner Field) Series A
      5.50% 11/20/26 (GNMA) (AMT)                       1,045,000     1,089,684
      (Trinity Apartments-Section 8)
      Series A 6.75% 5/1/21                             1,965,000     1,969,854
   Minnesota State Housing Finance
      Agency Rental Housing (Section 8)
      Series B 6.25% 8/1/22                               370,000       370,411
   Park Rapids Multifamily Revenue
      (The Court Apartments Project-
      Section 8) 6.30% 2/1/20                           3,045,000     2,916,653
   St. Louis Park Multifamily Community
      Housing & Service
      (Westwind Apartments Project)
      5.75% 1/1/29 (GNMA)                               3,865,000     3,940,097
      (Knollwood Apartments Project)
      6.25% 12/1/28 (FHA)                               3,855,000     4,026,856
   St. Paul Housing & Redevelopment
      Authority Multifamily Housing
      Revenue (900 Como Lake Project)
      Series B 7.50% 3/1/26 (FHA)                       1,000,000       935,000

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds (continued)
   Stillwater Multifamily Revenue
      (Stillwater Cottages Project)
      Series A 7.00% 11/1/27                           $1,000,000   $   995,210
   Wadena Housing & Redevelopment
      Authority Multifamily Housing
      Revenue (Humphrey Manor East
      Project) 6.00% 2/1/19                             2,130,000     2,151,364
   Washington County Housing &
      Redevelopment Authority
      Governmental Revenue (Briar Pond)
      Series C 7.25% 8/20/34 (GNMA)                       990,000       970,646
   Wells Housing & Redevelopment
      Authority Housing Revenue
      (Broadway Apartments Project)
      7.00% 1/1/19                                        935,000       960,843
   Willmar Housing & Redevelopment
      Authority Multifamily Revenue
      (Highland Apartments-Section 8)
      5.85% 6/1/19                                      1,050,000     1,059,986
                                                                    -----------
                                                                     49,575,335
                                                                    -----------
Municipal Lease Revenue Bonds - 1.34%
   Beltrami County Housing &
      Redevelopment Authority
      Revenue 6.20% 2/1/14                              1,010,000     1,046,653
   St. Paul Port Authority Lease Revenue
      (Cedar Street Office Building
      Project) 5.00% 12/1/22                            3,885,000     4,053,959
                                                                    -----------
                                                                      5,100,612
                                                                    -----------
Political Subdivision General
Obligation Bonds - 4.99%
   Dakota County Capital Improvement
      Series A 4.75% 2/1/26                             2,250,000     2,268,405
   Hennepin County Regional
      Railroad Authority
      5.00% 12/1/31                                     4,030,000     4,116,766
      Series B 4.50% 12/1/19                            1,350,000     1,372,478
      Series B 4.60% 12/1/20                            1,000,000     1,018,560
   Hennepin County Solid Waste
      5.75% 10/1/10                                     4,990,000     5,109,111
 **Minnesota State, Inverse
      Floater ROLS
      11.35% 11/1/18                                    1,145,000     1,278,244
      11.36% 11/1/16                                    2,420,000     2,756,307
   Ramsey County State Aid Series C
      5.00% 2/1/28                                      1,060,000     1,094,641
                                                                    -----------
                                                                     19,014,512
                                                                    -----------
*Pre-Refunded Bonds - 5.84%
   Andover Commercial Development
      Revenue (Downtown Center Project)
      Series A 7.00% 12/1/12-03                         1,000,000     1,062,130
   Bloomington Tax Increment Bonds
      9.75% 2/1/08-05                                     500,000       580,265
   Faribault Independent School
      District #656 6.10% 6/1/10-04                     1,000,000     1,060,410

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds (continued)
   Kenyon Wanamingo Independent
      School District #2172
      6.00% 2/1/18-05 (MBIA)                           $2,350,000   $ 2,556,213
   Minnesota Public Facilities Authority
      Water Pollution Control Revenue
      Series A 6.25% 3/1/16-05                          4,400,000     4,839,164
   North St. Paul Maplewood
      Independent School District #622
      Series A 7.10% 2/1/25-05 (FSA)                   10,000,000    11,118,300
   Southern Minnesota Municipal Power
      Agency Supply System Revenue
      Series A 5.75% 1/1/18-16 (MBIA)                   1,000,000     1,024,600
                                                                    -----------
                                                                     22,241,082
                                                                    -----------
Public Power Revenue Bonds - 6.98%
   Chaska Electric Revenue Series A
      6.00% 10/1/25                                     1,000,000     1,060,850
   Northern Minnesota Municipal Power
      Agency Electric System Revenue
      +Series A 5.85% 1/1/09 (AMBAC)                    3,815,000     3,182,015
      Series B 4.75% 1/1/20 (AMBAC)                     2,500,000     2,566,675
   Rochester Electric Utilities Revenue
      5.25% 12/1/30                                     4,915,000     5,074,147
   Shakopee Public Utilities
      Commission Public Utilities
      Revenue 5.125% 2/1/26 (MBIA)                      1,000,000     1,024,790
   Southern Minnesota Municipal
      Power Agency Supply System
      Revenue Series A
      5.25% 1/1/15 (AMBAC)                              4,060,000     4,602,457
      +5.663% 1/1/19 (MBIA)                             8,210,000     4,044,164
      +6.136% 1/1/21 (MBIA)                             3,000,000     1,309,650
    **Inverse Floater ROLS II-R-189
      11.85% 1/1/15 (AMBAC)                             2,950,000     3,738,299
                                                                    -----------
                                                                     26,603,047
                                                                    -----------
School District General Obligation Bonds - 6.60%
   Bloomington Independent School
      District #271 Series B 5.00% 2/1/17               5,300,000     5,616,038
  +Farmington Independent School
      District #192 Capital
      Appreciation Series B
      5.34% 2/1/21 (FSA)                                1,500,000       597,585
      5.424% 2/1/20 (FSA)                               1,650,000       698,165
  +Lakeville Independent School
      District #194 Capital Appreciation
      Series B 5.45% 2/1/19 (FSA)                       8,000,000     3,527,600
  +Mahtomedi Independent School
      District #832 Capital Appreciation
      Series B 5.90% 2/1/14 (MBIA)                      1,540,000       987,402
   Morris Independent School
      District #769 5.00% 2/1/24 (MBIA)                 3,000,000     3,100,680
 **Rockford Independent School
      District #883, Inverse Floater ROLS
      Series II-R-30-A 12.81% 2/1/23 (FSA)              3,510,000     4,063,912

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds (continued)
  +Rosemont Independent School
      District #196 Capital
      Appreciation Series B
      5.931% 4/1/11 (FSA)                              $2,600,000   $ 1,928,446
      5.961% 4/1/12 (FSA)                               1,850,000     1,306,581
      6.008% 4/1/13 (FSA)                               1,915,000     1,285,348
  +Sartell Independent School
      District #748 Capital
      Appreciation Series B
      5.976% 2/1/13 (MBIA)                                540,000       364,306
      6.10% 2/1/15 (MBIA)                               1,075,000       654,471
      6.15% 2/1/16 (MBIA)                               1,750,000     1,009,138
                                                                    -----------
                                                                     25,139,672
                                                                    -----------
Single Family Housing Revenue Bonds - 1.85%
   Minnesota State Housing Finance
      Agency Single Family Mortgage
      Series A 5.30% 7/1/19                               900,000       945,279
      Series B 5.35% 1/1/33 (AMT)                       4,000,000     4,051,240
      Series J 5.90% 7/1/28 (AMT)                       1,070,000     1,116,577
   St. Louis Park Residential Mortgage
      Revenue Series A
      7.25% 4/20/23 (GNMA)                                372,000       372,751
   St. Paul Housing & Redevelopment
      Authority Single Family
      Mortgage Revenue
      Series C 6.90% 12/1/21 (FNMA)                       550,000       555,742
      Series D 6.90% 12/1/11 (FNMA)                         3,000         3,006
                                                                    -----------
                                                                      7,044,595
                                                                    -----------
State General Obligation Bonds - 3.24%
   Minnesota State
      5.00% 11/1/20 (FSA)                               8,175,000     8,558,816
      5.00% 8/1/21                                      2,400,000     2,524,224
    **Inverse Floater ROLS 11.36% 11/1/17               1,135,000     1,271,938
                                                                    -----------
                                                                     12,354,978
                                                                    -----------
Tax Increment/Special Assessment Bonds - 2.30%
   Minneapolis Tax Increment
      Series E 5.00% 3/1/13                             6,265,000     6,746,653
   Rochester Tax Increment
      6.50% 12/1/04                                     1,000,000     1,014,000
   St. Paul Housing & Redevelopment
      Authority Tax Increment
      (Upper Landing Project) Series A
      6.80% 3/1/29                                      1,000,000     1,008,690
                                                                    -----------
                                                                      8,769,343
                                                                    -----------
Territorial General Obligation Bonds - 2.04%
   Puerto Rico Commonwealth Series A
      5.00% 7/1/27                                      3,500,000     3,527,055
      5.125% 7/1/30 (FSA)                               1,000,000     1,041,380
      5.125% 7/1/31                                     2,000,000     2,020,680
      5.50% 7/1/19 (MBIA)                               1,000,000     1,166,140
                                                                    -----------
                                                                      7,755,255
                                                                    -----------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Territorial Revenue Bonds - 2.50%
   Puerto Rico Electric Power Authority
      Power Revenue Series X
      5.50% 7/1/25                                     $3,080,000  $  3,278,413
    **Inverse Floater ROLS 9.84% 7/1/19                 3,050,000     3,177,826
   Puerto Rico Public Buildings
      Authority Guaranteed Government
      Facilities Revenue Series D
      5.25% 7/1/36                                      3,000,000     3,067,590
                                                                   ------------
                                                                      9,523,829
                                                                   ------------
Water & Sewer Revenue Bonds - 2.61%
   Minnesota Public Facilities Authority
      Water Pollution Control Revenue
      Series B 4.75% 3/1/19                             2,000,000     2,055,200
 **Minnesota Public Facilities Authority
      Water Pollution Control Revenue
      Inverse Floater ROLS
      Series II-R-31 19.43% 3/1/14                      5,000,000     5,752,900
      Series II-TR-1 16.47% 3/1/16                      2,000,000     2,142,080
                                                                   ------------
                                                                      9,950,180
                                                                   ------------
Total Municipal Bonds
   (cost $350,760,086)                                              374,143,603
                                                                   ------------

                                                        Number of
                                                         Shares
Short-Term Investments - 0.58%
   Federated Minnesota
      Municipal Cash Trust                              2,220,722     2,220,722
                                                                   ------------
Total Short-Term Investments
   (cost $2,220,722)                                                  2,220,722
                                                                   ------------

Total Market Value of Securities - 98.80%
   (cost $352,980,808)                                              376,364,325
Receivables and Other Assets
   Net of Liabilities - 1.20%                                         4,554,918
                                                                   ------------
Net Assets Applicable to 29,864,536
   Shares Outstanding - 100.00%                                    $380,919,243
                                                                   ============
Net Asset Value - Delaware Tax-Free
   Minnesota Fund Class A
   ($353,746,253/27,736,435 Shares)                                      $12.75
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Minnesota Fund Class B
   ($17,363,349/1,360,525 Shares)                                        $12.76
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Minnesota Fund Class C
   ($9,809,641/767,576 Shares)                                           $12.78
                                                                         ------

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                              $354,417,851
Distribution in excess of net investment income                         (20,064)
Accumulated net realized gain on investments                          3,137,939
Net unrealized appreciation of investments                           23,383,517
                                                                   ------------
Total net assets                                                   $380,919,243
                                                                   ============

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

** Inverse Floater Bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.

 + Zero Coupon Bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Minnesota Fund

Net asset value Class A (A)                                              $12.75
Sales charge (4.50% of offering price,
   or 4.71% of amount invested per share) (B)                              0.60
                                                                         ------
Offering price                                                           $13.35
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                               Delaware Tax-Free Minnesota Fund
Statements                                     February 28, 2003 (Unaudited)
     OF NET ASSETS

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.40%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 3.40%
   Minneapolis/St. Paul Metropolitan
      Airports Commission Revenue
      Series A 5.125% 1/1/25 (FGIC)                    $  100,000   $   103,271
      Series C 5.125% 1/1/20 (FGIC)                     2,000,000     2,113,780
      Series C 5.25% 1/1/32 (FGIC)                      6,595,000     6,871,924
                                                                    -----------
                                                                      9,088,975
                                                                    -----------
Escrowed to Maturity Bonds - 15.93%
   Dakota/Washington Counties
      Housing & Redevelopment
      Authority Anoka Single Family
      Residential Mortgage Revenue
      8.45% 9/1/19 (GNMA) (AMT)                         9,000,000    13,234,770
   Dakota/Washington Counties
      Housing & Redevelopment
      Authority Bloomington
      Single Family Residential
      Mortgage Revenue
      8.15% 9/1/16 (GNMA) (MBIA) (AMT)                    405,000       576,509
      8.375% 9/1/21 (GNMA) (FHA) (AMT)                 14,115,000    20,968,115
   Southern Minnesota Municipal Power
      Agency Supply Revenue Series A
      5.75% 1/1/18 (AMBAC)                                670,000       686,482
      5.75% 1/1/18 (MBIA)                               3,790,000     3,883,234
   Western Minnesota Municipal Power
      Agency Supply Revenue Series A
      6.60% 1/1/10                                      2,000,000     2,357,680
      9.75% 1/1/16 (MBIA)                                 530,000       833,605
                                                                    -----------
                                                                     42,540,395
                                                                    -----------
Higher Education Revenue Bonds - 3.62%
   Minnesota State Colleges &
      Universities Revenue Series A
      5.00% 10/1/22 (FSA)                               5,135,000     5,355,394
   Minnesota State Higher Education
      Facilities Authority Revenue
      (St. Catherine College)
      Series 5-N1 5.00% 10/1/18                         2,200,000     2,258,080
   St. Cloud Housing & Redevelopment
      Authority Revenue (State
      University Foundation Project)
      5.00% 5/1/23                                      2,000,000     2,062,980
                                                                    -----------
                                                                      9,676,454
                                                                    -----------
Hospital Revenue Bonds - 18.84%
   Bemidji Health Care Facilities
      First Mortgage Revenue
      (North Country Health Services)
      5.00% 9/1/31 (RADIAN)                             1,500,000     1,519,830
   Brainerd Health Care Facilities
      Revenue Benedictine Health
      (St. Joseph's Hospital) Series E
      6.00% 2/15/12 (Connie Lee)                        1,500,000     1,536,015
      6.00% 2/15/20 (Connie Lee)                        2,000,000     2,047,160

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Duluth Economic Development
      Authority Health Care Facilities
      Revenue Benedictine Health
      System (St. Mary's Hospital)
      Series C 6.00% 2/15/20
      (Connie Lee)                                    $ 1,300,000   $ 1,330,706
   Minneapolis Health Care Facilities
      Revenue (Fairview Hospital &
      Healthcare Service) Series A
      5.25% 11/15/19 (MBIA)                             2,250,000     2,292,210
   Minneapolis Health Care System
      Revenue Series A
      (Allina Health System)
      5.75% 11/15/32                                   11,300,000    11,702,845
      (Fairview Health Services)
      5.625% 5/15/32                                    6,400,000     6,587,200
   Minneapolis/St. Paul Housing &
      Redevelopment Authority Health
      Care Systems Revenue Series A
      (Healthspan Health System)
      5.00% 11/15/13 (AMBAC)                            6,490,000     6,764,657
      (Children's Health Care Series)
      5.50% 8/15/25 (FSA)                               2,250,000     2,376,810
 **Minnesota Agriculture & Economic
      Development Board Revenue
      (Fairview Hospital & Healthcare
      Service), Inverse Floater ROLS
      Series II-R-33
      13.08% 11/15/26 (MBIA)                            5,125,000     6,043,810
   Robbinsdale Hospital Revenue
      (North Memorial Medical Center)
      Series B 5.50% 5/15/23 (AMBAC)                    5,900,000     6,062,368
   St. Paul Housing & Redevelopment
      Authority Hospital Revenue
      (St. Paul/Ramsey Medical Center
      Project) 5.50% 5/15/13 (AMBAC)                    1,000,000     1,027,750
   Willmar (Rice Memorial Hospital
      Project) 5.00% 2/1/25 (FSA)                       1,000,000     1,035,990
                                                                    -----------
                                                                     50,327,351
                                                                    -----------
Miscellaneous Revenue Bonds - 0.78%
   Minneapolis Community
      Development Agency Supported
      Development Revenue Series G-3
      5.45% 12/1/31                                     2,000,000     2,074,960
                                                                    -----------
                                                                      2,074,960
                                                                    -----------
Multi Family Housing Revenue Bonds - 7.53%
   Chaska Waters Edge Multifamily
      Revenue Series A
      7.30% 1/20/30 (GNMA)                              3,257,000     3,526,712
   Eagan Multifamily Revenue
      (Woodridge Apartments)
      5.90% 8/1/20 (GNMA)                               1,000,000     1,062,630

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds (continued)
   Hopkins Multifamily Revenue
      (Auburn Apartments Project)
      Series A 8.05% 6/20/31 (GNMA)                    $3,790,000   $ 4,150,429
   Minneapolis Multifamily Revenue
      (Bottineau Commons Project)
      5.45% 4/20/43 (GNMA) (AMT)                        1,500,000     1,557,765
   Minneapolis/St. Paul Housing Finance
      Board Revenue (Trinity Apartments)
      Series A 8.125% 12/1/14
      (GNMA) (FHA) (AMT)                                   40,000        40,045
   Minnesota State Housing Finance
      Agency Rental Housing Revenue
      Series C-2 5.95% 2/1/15 (AMBAC)                   2,057,000     2,146,562
   St. Paul Housing & Redevelopment
      Authority Multifamily Housing
      Revenue (Pointe of St. Paul Project)
      6.60% 10/1/12 (FNMA)                              4,000,000     4,088,560
   Washington County Housing &
      Redevelopment Authority Revenue
      (Woodland Park Apartments
      Project) 4.70% 10/1/32                            2,425,000     2,417,216
   White Bear Lake Multifamily Revenue
      (Lake Square) Series A
      5.875% 2/1/15 (FHA)                               1,055,000     1,116,106
                                                                    -----------
                                                                     20,106,025
                                                                    -----------
Municipal Lease Revenue Bonds - 3.88%
   Hopkins Housing & Redevelopment
      Authority Public Works and
      Fire Station Series A
      5.00% 2/1/23 (MBIA)                               1,210,000     1,258,448
   Minneapolis Special School
      District #001 Series A
      5.00% 2/1/18 (FSA)                                1,545,000     1,648,608
      5.00% 2/1/19 (FSA)                                1,535,000     1,627,330
      5.00% 2/1/20 (FSA)                                1,690,000     1,780,060
   St. Paul Port Authority Lease Revenue
      (Cedar Street Office Building)
      5.25% 12/1/27                                     3,840,000     4,045,632
                                                                    -----------
                                                                     10,360,078
                                                                    -----------
Political Subdivision General Obligation Bonds - 1.91%
   Dakota County Community
      Development Agency
      Governmental Housing
      Development 5.00% 1/1/21                          1,275,000     1,315,838
   Hennepin County Solid Waste
      5.75% 10/1/10 (MBIA)                              1,800,000     1,842,966
   Western Lake Superior
      Sanitation District Series A
      6.00% 10/1/08 (MBIA) (AMT)                          400,000       441,276
      6.10% 10/1/09 (MBIA) (AMT)                          425,000       469,183
      6.20% 10/1/10 (MBIA) (AMT)                          450,000       500,355
      6.20% 10/1/11 (MBIA) (AMT)                          475,000       527,312
                                                                    -----------
                                                                      5,096,930
                                                                    -----------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds - 8.50%
   Becker Wastewater Treatment Facility
      Series A 5.95% 2/1/14-04 (MBIA)                  $  500,000   $   522,595
   Duluth Economic Development
      Authority Health Care Facilities
      Revenue (Duluth Clinic)
      6.30% 11/1/22-04 (AMBAC)                          1,060,000     1,150,619
   Marshall Electric & Water
      Utility Revenue
      6.45% 7/1/10-03 (FSA)                               500,000       509,005
      6.45% 7/1/11-03 (FSA)                               100,000       101,801
      6.50% 7/1/12-03 (FSA)                               500,000       509,090
      6.50% 7/1/13-03 (FSA)                               500,000       509,090
   North St. Paul Maplewood
      Independent School
      District #622 Series A
      7.10% 2/1/19-05 (MBIA)                            5,935,000     6,598,711
      7.10% 2/1/25-05 (FSA)                            11,525,000    12,813,841
                                                                    -----------
                                                                     22,714,752
                                                                    -----------
Public Power Revenue Bonds - 4.41%
   Northern Municipal Power Agency
      Electric System Revenue Series B
      4.75% 1/1/20 (AMBAC)                              1,100,000     1,129,337
 **Northern Municipal Power Agency
      Electric System Revenue, Inverse
      Floater ROLS Series II-R-32
      11.78% 1/1/13 (FSA)                               4,585,000     5,572,929
   Shakopee Public Utilities Commission
      Public Utilities Revenue
      5.125% 2/1/26 (MBIA)                              1,850,000     1,895,862
 **Southern Minnesota Municipal Power
      Agency Supply System Revenue,
      Inverse Floater ROLS II-R-189-B
      11.85% 1/1/16 (AMBIC)                             2,500,000     3,168,425
                                                                    -----------
                                                                     11,766,553
                                                                    -----------
School District General Obligation Bonds - 15.86%
   Big Lake Independent School
      District #727 Series A
      5.00% 2/1/17 (FSA)                                1,040,000     1,102,015
      5.00% 2/1/20 (FSA)                                1,000,000     1,043,030
   Centennial Independent School
      District #012 Series A
      5.00% 2/1/18 (FSA)                                1,270,000     1,355,166
   Morris Independent School
      District #769 5.00% 2/1/24 (MBIA)                 1,875,000     1,937,925
   Mounds View Independent
      School District #621
      5.00% 2/1/20 (MBIA)                               2,970,000     3,128,271
      5.375% 2/1/24 (FGIC)                              6,170,000     6,549,518
   Osseo Independent School
      District #279 Series A
      5.00% 2/1/21 (FSA)                                3,570,000     3,733,292
   Robbinsdale Independent School
      District #281 5.00% 2/1/21 (FSA)                  1,310,000     1,369,919

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds (continued)
 **Rockford Independent School
      District #883, Inverse Floater
      ROLS Series II-R-30-B
      12.74% 2/1/21 (FSA)                              $1,605,000  $  1,960,459
  +Rosemount Independent School
      District #196 Series B
      5.80% 4/1/09 (FSA)                                1,860,000     1,536,899
      5.85% 4/1/10 (FSA)                                2,240,000     1,754,211
  +Sauk Rapids Independent School
      District #047 Series B
      5.983% 2/1/15 (FSA)                               2,700,000     1,511,973
      6.083% 2/1/17 (FSA)                               2,245,000     1,100,634
 **South Washington County
      Independent School District #833,
      Inverse Floater ROLS
      Series II-R-34-A (MBIA)
      12.74% 2/1/20                                     3,440,000     4,225,696
      Series II-R-34-B (MBIA)
      12.74% 2/1/21                                     3,645,000     4,452,259
   St. Michael Independent School
      District #885
      5.00% 2/1/20 (FSA)                                1,970,000     2,074,981
      5.00% 2/1/27 (FSA)                                3,435,000     3,522,627
                                                                   ------------
                                                                     42,358,875
                                                                   ------------
Single Family Housing Revenue Bonds - 1.26%
   Dakota County Housing &
      Redevelopment Authority Single
      Family Mortgage Revenue
      5.85% 10/1/30 (GNMA/FNMA) (AMT)                   2,471,000     2,554,792
      6.70% 10/1/17 (FNMA)                                815,000       818,488
                                                                   ------------
                                                                      3,373,280
                                                                   ------------
State General Obligation Bonds - 2.49%
   Minnesota State 5.00% 11/1/20 (FSA)                  5,500,000     5,758,225
 **Minnesota State, Inverse Floater
      ROLS 11.36% 11/1/17                                 800,000       896,520
                                                                   ------------
                                                                      6,654,745
                                                                   ------------
Tax Increment/Special Assessment Bonds - 2.42%
   Becker Tax Increment Series D
      6.25% 8/1/15 (MBIA) (AMT)                         6,300,000     6,459,453
                                                                   ------------
                                                                      6,459,453
                                                                   ------------
Territorial General Obligation Bonds - 1.33%
   Puerto Rico Commonwealth Series A
      5.00% 7/1/27                                      1,800,000     1,813,914
      5.50% 7/1/19 (MBIA)                               1,500,000     1,749,210
                                                                   ------------
                                                                      3,563,124
                                                                   ------------
Territorial Revenue Bonds - 5.24%
   Puerto Rico Commonwealth Highway
      & Transportation Authority
      Transportation Revenue Series A
      5.207% 7/1/18 (AMBAC)                             5,000,000     2,593,450

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Territorial Revenue Bonds (continued)
   Puerto Rico Electric Power Authority
      Power Revenue
      Series DD 4.50% 7/1/19 (FSA)                     $5,650,000  $ 5,768,368
      Series EE 4.50% 7/1/18 (MBIA)                     4,500,000     4,620,105
      Series GG 4.75% 9/1/21 (FSA)                      1,000,000     1,025,950
                                                                   ------------
                                                                     14,007,873
                                                                   ------------
Total Municipal Bonds
   (cost $238,328,686)                                              260,169,823
                                                                   ============

                                                        Number of
                                                         Shares
Short-Term Investments - 1.33%
Federated Minnesota
   Municipal Cash Trust                                 3,565,344     3,565,344
                                                                   ------------
Total Short-Term Investments
   (cost $3,565,344)                                                  3,565,344
                                                                   ------------
Total Market Value of Securities - 98.73%
   (cost $241,894,030)                                              263,735,167
Receivables and Other Assets
   Net of Liabilities - 1.27%                                         3,381,206
                                                                   ------------
Net Assets Applicable to 24,052,303
   Shares Outstanding - 100.00%                                    $267,116,373
                                                                   ============
Net Asset Value - Delaware Tax-Free
   Minnesota Insured Fund Class A
   ($241,817,778/21,774,222 Shares)                                      $11.11
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Minnesota Insured Fund Class B
   ($15,919,364/1,434,456 Shares)                                        $11.10
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Minnesota Insured Fund Class C
   ($9,379,231/843,625 Shares)                                           $11.12
                                                                         ------

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                              $249,222,860
Undistributed net investment income                                       2,471
Accumulated net realized loss on investments                         (3,950,095)
Net unrealized appreciation of investments                           21,841,137
                                                                   ------------
Total net assets                                                   $267,116,373
                                                                   ============

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.

 + Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN --Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Minnesota Insured Fund

Net asset value Class A (A)                                              $11.11
Sales charge (4.50% of offering price
   or 4.68% of amount invested per share) (B)                              0.52
                                                                         ------
Offering price                                                           $11.63
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                               Delaware Tax-Free Minnesota Fund
Statements                                     February 28, 2003 (Unaudited)
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.03%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 1.31%
   Minneapolis/St. Paul Metropolitan
      Airports Commission Series 14
      5.50% 1/1/11 (AMT)                               $  750,000  $    839,228
                                                                   ------------
                                                                        839,228
                                                                   ------------
Continuing Care/Retirement Revenue Bonds - 4.31%
   Minneapolis Health Care Facilities
      Revenue (Jones-Harrison
      Residence Project) 5.90% 10/1/16                    125,000       114,491
   Oakdale Elderly Housing Revenue
      (PHM/Oakdale Inc. Project)
      5.75% 3/1/18                                      1,400,000     1,379,546
   Oakdale Revenue
      (Oak Meadows Project)
      6.20% 4/1/07                                        150,000       154,002
      6.30% 4/1/08                                        260,000       266,557
      6.50% 4/1/10                                        295,000       301,614
   Rochester Nursing Home &
      Multifamily Housing Revenue
      (Samaritan Bethany, Inc.) Series A
      6.00% 5/1/04                                        300,000       295,938
      6.10% 5/1/05                                        250,000       246,553
                                                                   ------------
                                                                      2,758,701
                                                                   ------------
Corporate-Backed Revenue Bonds - 0.57%
   Richfield Shoppes Commercial
      Development Revenue
      (Richfield Shoppes Project)
      7.50% 10/1/04                                       365,000       366,438
                                                                   ------------
                                                                        366,438
                                                                   ------------
Escrowed to Maturity Bonds - 6.35%
   Duluth Gross Revenue
      (Duluth Entertainment)
      7.00% 12/1/03                                       440,000       459,232
   Metropolitan Council, Minneapolis/
      St. Paul Area Sports Facilities
      Commission (Hubert H. Humphrey
      Metrodome) 6.00% 10/1/09                          3,520,000     3,607,719
                                                                   ------------
                                                                      4,066,951
                                                                   ------------
Higher Education Revenue Bonds - 4.35%
   Minnesota State Higher Education
      Facilities Authority Revenue
      (College of Art & Design)
      Series 5-D 6.625% 5/1/20                          1,000,000     1,086,960
      (St. Catherine College)
      Series 5-N1 5.375% 10/1/32                          500,000       507,460
   University of Minnesota Series A
      5.75% 7/1/16                                      1,000,000     1,190,380
                                                                   ------------
                                                                      2,784,800
                                                                   ------------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 11.44%
   Minneapolis Health Care
      System Revenue
      (Allina Health System)
      Series A 5.75% 11/15/32                          $3,000,000  $  3,106,949
      (Fairview Health Services)
      Series A 5.625% 5/15/32                           2,150,000     2,212,888
   St. Paul Housing & Redevelopment
      Authority Hospital Revenue
      (Health East Project) Series B
      5.85% 11/1/17                                     1,160,000       952,778
   Willmar (Rice Memorial Hospital
      Project) 5.00% 2/1/22 (FSA)                       1,000,000     1,043,300
                                                                   ------------
                                                                      7,315,915
                                                                   ------------
Investor Owned Utilities Revenue Bonds - 4.03%
   Eveleth Industrial Development
      Revenue (Minnesota Power &
      Light Co. Project) Series A
      6.125% 1/1/04                                     2,500,000     2,577,900
                                                                   ------------
                                                                      2,577,900
                                                                   ------------
Miscellaneous Revenue Bonds - 8.10%
   Minneapolis Art Center Facilities
      Revenue (Walker Art Center Project)
      5.125% 7/1/21                                     2,250,000     2,354,265
   Minneapolis Community
      Development Agency Supported
      Revenue Common Bond Fund
      Series 4 6.20% 6/1/17 (AMT)                       1,055,000     1,109,818
   Minnesota Public Facilities Authority
      Water Pollution Control Revenue
      Series A 6.55% 3/1/03                             1,720,000     1,720,791
                                                                   ------------
                                                                      5,184,874
                                                                   ------------
Multi Family Housing Revenue Bonds - 5.74%
   Minneapolis Multifamily Revenue
      (Trinity Apartments-Section 8)
      Series A 6.75% 5/1/21                             2,810,000     2,816,941
   Park Rapids Multifamily Revenue
      (The Court Apartments Project-
      Section 8) 6.05% 8/1/12                             880,000       857,789
                                                                   ------------
                                                                      3,674,730
                                                                   ------------
Municipal Lease Revenue Bonds - 6.46%
   Beltrami County Housing &
      Redevelopment Authority Revenue
      5.90% 2/1/08                                        355,000       374,468
      6.00% 2/1/09                                        380,000       398,806
      6.00% 2/1/10                                        405,000       422,970
      6.10% 2/1/11                                        430,000       447,927
   Edina Housing & Redevelopment
      Authority Public Project Revenue
      5.125% 2/1/19                                     1,000,000     1,043,619
   Hibbing Economic Development
      Authority Revenue (Hibbing Lease
      Obligation) 6.10% 2/1/08                            650,000       686,368

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds (continued)
   St. Paul Port Authority Lease
      Revenue 5.25% 12/1/27                            $  725,000  $    763,824
                                                                   ------------
                                                                      4,137,982
                                                                   ------------
Political Subdivision General Obligation Bonds - 7.48%
   Dakota County Series A 4.75% 2/1/17                  1,000,000     1,048,060
   Hennepin County
      Series A 4.50% 12/1/17                            1,000,000     1,029,310
      Series B 4.75% 12/1/14                            1,000,000     1,067,900
   Ramsey County Series B
      5.25% 2/1/11                                      1,445,000     1,643,615
                                                                   ------------
                                                                      4,788,885
                                                                   ------------
*Pre-Refunded Bonds - 2.89%
   Andover Commercial Development
      Revenue (Downtown Center Project)
      Series A 6.50% 12/1/06-03                         1,480,000     1,566,402
   Duluth Gross Revenue (Duluth
      Entertainment) 7.30% 12/1/06-04                     250,000       280,500
                                                                   ------------
                                                                      1,846,902
                                                                   ------------
School District General Obligation Bonds - 19.56%
   Big Lake Independent School
      District #727 Series C
      5.00% 2/1/16 (FSA)                                1,180,000     1,266,470
      5.00% 2/1/17 (FSA)                                1,000,000     1,066,970
   Centennial Independent School
      District #012 Series A
      5.00% 2/1/18 (FSA)                                1,000,000     1,067,060
      5.00% 2/1/20 (FSA)                                  750,000       789,968
   Hopkins Independent School
      District #270 5.125% 2/1/17                       2,000,000     2,166,960
   Moorhead Independent School
      District #152 5.00% 4/1/10 (FGIC)                 2,585,000     2,904,195
   Osseo Independent School
      District #279 Series A
      5.00% 2/1/21 (FSA)                                1,500,000     1,568,610
   South Washington County
      Independent School District #833
      Series B 5.00% 2/1/16 (FSA)                       1,560,000     1,686,422
                                                                   ------------
                                                                     12,516,655
                                                                   ------------
Single Family Housing Revenue Bonds - 1.65%
   Minnesota State Housing
      Finance Agency Series J
      5.90% 7/1/28 (AMT)                                  980,000     1,022,660
   St. Paul Housing & Redevelopment
      Authority Single Family Mortgage
      Revenue Series C
      6.90% 12/1/21 (FNMA)                                 35,000        35,365
                                                                   ------------
                                                                      1,058,025
                                                                   ------------
State General Obligation Bonds - 8.21%
   Minnesota State 5.00% 8/1/21                         2,300,000     2,419,048

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
State General Obligation Bonds (continued)
 **Minnesota State, Inverse Floater ROLS
      11.36% 11/1/16                                   $2,000,000  $  2,277,940
      11.36% 11/1/17                                      500,000       560,325
                                                                   ------------
                                                                      5,257,313
                                                                   ------------
Territorial General Obligation Bonds - 1.18%
   Puerto Rico Commonwealth
      Series A 5.00% 7/1/27                               750,000       755,798
                                                                   ------------
                                                                        755,798
                                                                   ------------
Territorial Revenue Bonds - 4.40%
   Puerto Rico Commonwealth Highway
      & Transportation Authority
      Revenue Series X 5.25% 7/1/21                     1,500,000     1,521,480
 **Puerto Rico Electric Power Authority
      Revenue, Inverse Floater ROLS
      9.84% 7/1/19                                      1,000,000     1,041,910
   Puerto Rico Public Buildings
      Authority Revenue Guaranteed
      Series D 5.25% 7/1/36                               250,000       255,633
                                                                   ------------
                                                                      2,819,023
                                                                   ------------
Total Municipal Bonds
   (cost $59,993,586)                                                62,750,120
                                                                   ------------

                                                        Number of
                                                          Shares
Short-Term Investments - 0.63%
Federated Minnesota
   Municipal Cash Trust                                   404,661       404,661
                                                                   ------------
Total Short-Term Investments
   (cost $404,661)                                                      404,661
                                                                   ------------
Total Market Value of Securities - 98.66%
   (cost $60,398,247)                                                63,154,781
Receivables and Other Assets
   Net of Liabilities - 1.34%                                           860,550
                                                                   ------------
Net Assets Applicable to 5,897,920 Shares
   Outstanding - 100.00%                                           $ 64,015,331
                                                                   ============
Net Asset Value - Delaware Tax-Free Minnesota
   Intermediate Fund Class A
   ($54,937,632/5,062,764 Shares)                                        $10.85
                                                                         ------
Net Asset Value - Delaware Tax-Free Minnesota
   Intermediate Fund Class B
   ($3,293,806/302,874 Shares)                                           $10.88
                                                                         ------
Net Asset Value - Delaware Tax-Free Minnesota
   Intermediate Fund Class C
   ($5,783,893/532,282 Shares)                                           $10.87
                                                                         ------

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                              $ 63,456,358
Distributions in excess of net investment income                         (1,512)
Accumulated net realized loss on investments                         (2,196,049)
Net unrealized appreciation of investments                            2,756,534
                                                                   ------------
Total net assets                                                   $ 64,015,331
                                                                   ============

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by Financial Guaranty Insurance Company
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Minnesota Intermediate Fund
Net asset value Class A (A)                                              $10.85
Sales charge (2.75% of offering price,
   or 2.86% of amount invested per share) (B)                              0.31
                                                                         ------
Offering price                                                           $11.16
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                               Delaware Tax-Free Minnesota Fund
Statements                                     February 28, 2003 (Unaudited)
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.86%
--------------------------------------------------------------------------------
Airline Revenue Bonds - 1.26%
   Minneapolis/St. Paul Metropolitan
      Airports Commission Special
      Facilities Revenue (Northwest
      Airlines, Inc. Project) Series A
      7.00% 4/1/25 (AMT)                               $1,000,000  $    747,250
                                                                   ------------
                                                                        747,250
                                                                   ------------
Continuing Care/ Retirement Revenue Bonds - 26.56%
   Coon Rapids Senior Housing Revenue
      (Epiphany Senior Citizens Project)
      6.00% 11/1/28                                     3,455,000     2,961,694
   Mankato Health Facilities Revenue
      (Mankato Lutheran Homes Project)
      Series A 6.875% 10/1/26                             300,000       300,774
   Minneapolis Health Care Facility
      Revenue (Jones-Harrison
      Residence Project) 6.00% 10/1/27                  1,565,000     1,361,127
   Minnesota Agriculture & Economic
      Development Board Revenue
      (Benedictine Health Systems)
      5.75% 2/1/29                                      1,000,000       922,000
   Minnetonka Housing Facilities
      Revenue (Beacon Hill Senior
      Housing Project, Presbyterian
      Homes & Services) 7.55% 6/1/19                      200,000       203,240
   Moorhead Economic Development
      Authority Multifamily Revenue
      (Eventide Lutheran Home Project)
      Series B 6.00% 6/1/18                               870,000       875,168
   Northfield Health Care Facilities
      Revenue (Northfield Retirement
      Center Project) Series A
      6.00% 5/1/28                                      1,405,000     1,279,337
   Oakdale Elderly Housing Revenue
      (PHM/Oakdale, Inc. Project)
      6.00% 3/1/28                                      1,800,000     1,759,446
   Perham Hospital District Senior
      Congregate Housing Facilities
      Revenue (Briarwood Project)
      6.25% 2/1/22                                        620,000       566,035
   Rochester Multifamily Revenue
      (Wedum Shorewood Campus)
      6.60% 6/1/36                                      2,850,000     2,624,651
   Shoreview Elderly Housing Revenue
      (PHM/Shoreview Inc. Project)
      6.15% 12/1/33                                     1,500,000     1,385,595
   Twin Valley Congregate Housing
      Revenue (Living Options, Inc.
      Project) 5.95% 11/1/28                            1,825,000     1,535,300
                                                                   ------------
                                                                     15,774,367
                                                                   ------------
Corporate-Backed Revenue Bonds - 4.53%
   Cloquet Pollution Control Revenue
      (Potlatch Corp. Projects)
      5.90% 10/1/26                                     1,700,000     1,495,167

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Corporate-Backed Revenue Bonds (continued)
   International Falls Solid Waste
      Disposal Revenue (Boise
      Cascade Corp. Project)
      6.85% 12/1/29 (AMT)                              $1,000,000  $  1,007,050
   Red Wing Industrial Development
      Revenue (Kmart Corp. Project)
      5.50% 7/1/08                                        300,000       187,950
                                                                   ------------
                                                                      2,690,167
                                                                   ------------
Higher Education Revenue Bonds - 6.72%
   Minnesota State Higher Education
      Facilities Authority Revenue
      (College of Art & Design)
      Series 5-D 6.75% 5/1/26                             500,000       543,065
      (St. Catherine College)
      Series 5-N1 5.375% 10/1/32                        2,500,000     2,537,300
      (St. Mary's College)
      Series 3-Q 6.15% 10/1/23                            900,000       913,401
                                                                   ------------
                                                                      3,993,766
                                                                   ------------
Hospital Revenue Bonds - 10.67%
   Bermidji Health Care Facilities
      First Meeting Revenue
      (North Country Health Services)
      5.00% 9/1/31 (RADIAN)                             1,100,000     1,114,542
   Minneapolis Health Care
      System Revenue
      (Allina Health System)
      Series A 5.75% 11/15/32                           3,000,000     3,106,950
      (Fairview Health Services)
   Series A 5.625% 5/15/32                                850,000       874,863
      St. Paul Housing & Redevelopment
      Authority Hospital Revenue
      (Health East Project)
      Series A 5.70% 11/1/15                              800,000       661,672
      Series B 5.85% 11/1/17                              250,000       205,340
      Series B 6.625% 11/1/17                             425,000       377,336
                                                                   ------------
                                                                      6,340,703
                                                                   ------------
Multi Family Housing Revenue Bonds - 22.35%
   Brooklyn Center Multifamily
      Housing Revenue (Four Courts
      Apartments Project) Series A
      7.50% 6/1/25 (AMT)                                  370,000       361,727
   Chanhassen Multifamily Housing
      Revenue (Heritage Park
      Apartments Project - Section 8)
      6.20% 7/1/30 (FHA) (AMT)                            300,000       312,012
   Chaska Multifamily Housing Revenue
      (West Suburban Housing Partners
      Project) 5.875% 3/1/31 (AMT)                      1,000,000       904,320
   Hutchinson Multifamily Housing
      Revenue (Evergreen Apartments
      Project - Section 8) 5.75% 11/1/28                3,255,000     3,091,697

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds (continued)
   Little Canada Multifamily Housing
      Revenue (Housing Alternative
      Development Co. Project) Series A
      6.25% 12/1/27                                    $1,250,000  $  1,176,575
   Minneapolis Multifamily Housing
      Revenue (Grant Street Apartments
      Project) Series A 7.25% 11/1/29                   2,835,000     2,841,804
      (Olson Townhomes Project)
      6.00% 12/1/19 (AMT)                                 800,000       808,192
   St. Anthony Multifamily Housing
      Revenue (Chandler Place Project)
      Series A 6.05%
      11/20/16
      (FHA) (GNMA)                                        135,000       151,448
   St. Cloud Housing & Redevelopment
      Authority Revenue (Sterling
      Heights Apartments Project)
      7.55% 4/1/39 (AMT)                                1,530,000     1,541,261
   Stillwater Multifamily Revenue
      (Stillwater Cottages Project) Series A
      6.75% 11/1/11                                       205,000       209,418
      7.00% 11/1/16 (AMT)                                 680,000       684,957
      7.00% 11/1/27                                       340,000       338,371
   Washington County Housing &
      Redevelopment Authority
      Governmental Revenue (Briar
      Pond Project) Series B
      7.125% 8/20/34 (GNMA)                               875,000       859,898
                                                                   ------------
                                                                     13,281,680
                                                                   ------------
Municipal Lease Revenue Bonds - 4.32%
   Beltrami County Housing &
      Redevelopment Authority Revenue
      6.10% 2/1/12                                        460,000       477,807
   Hibbing Economic Development
      Authority Revenue (Hibbing Lease
      Obligation Project) 6.40% 2/1/12                    530,000       525,569
   Rice County Certificates of
      Participation Series A
      6.00% 12/1/21                                       125,000       130,725
   St. Paul Housing & Redevelopment
      Authority Lease Revenue (Acorn
      Dual Language Community Project)
      6.60% 11/1/24                                     1,000,000       913,630
   St. Paul Port Authority Lease Revenue
      (Cedar Street Office Building
      Project) 5.00% 12/1/22                              500,000       521,745
                                                                   ------------
                                                                      2,569,476
                                                                   ------------
Political Subdivision General Obligation Bonds - 2.63%
   Perham Disposal System
      6.00% 5/1/22 (AMT)                                1,500,000     1,563,240
                                                                   ------------
                                                                      1,563,240
                                                                   ------------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds - 3.45%
   Andover Commercial Development
      Revenue (Downtown Center
      Project) Series A 7.00% 12/1/12-03               $1,640,000  $  1,741,893
   Glencoe Health Care Revenue
      6.40% 12/1/15-05                                    275,000       310,153
                                                                   ------------
                                                                      2,052,046
                                                                   ------------
Recreational Area Revenue Bonds - 0.60%
   Woodbury Gross Revenue (Golf
      Course Bonds) 6.75% 2/1/22                          365,000       356,601
                                                                   ------------
                                                                        356,601
                                                                   ------------
Single Family Housing Revenue Bonds - 2.79%
   Minnesota State Housing Finance
      Agency Single Family Mortgage
      Series E 6.25% 1/1/23 (AMT)                          55,000        57,692
      Series J 5.90% 7/1/28 (AMT)                       1,465,000     1,528,771
      Series M 5.875% 1/1/17                               65,000        69,510
                                                                   ------------
                                                                      1,655,973
                                                                   ------------
State General Obligation Bonds - 1.89%
 **Minnesota State, Inverse Floater
      ROLS 11.36% 11/1/17                               1,000,000     1,120,650
                                                                   ------------
                                                                      1,120,650
                                                                   ------------
Tax Increment/Special Assessment Bonds - 1.70%
   St. Paul Housing & Redevelopment
      Authority Tax Increment
      (Upper Landing Project) Series A
      6.80% 3/1/29                                      1,000,000     1,008,690
                                                                   ------------
                                                                      1,008,690
                                                                   ------------
Territorial General Obligation Bonds - 4.51%
   Puerto Rico Commonwealth
      5.50% 7/1/19 (MBIA)                               1,000,000     1,166,140
      Series A 5.00% 7/1/27                             1,500,000     1,511,595
                                                                   ------------
                                                                      2,677,735
                                                                   ------------
Territorial Revenue Bonds - 3.88%
   Puerto Rico Commonwealth Highway
      & Transportation Authority
      Transportation Revenue Series D
      5.25% 7/1/38                                        500,000       510,515
   Puerto Rico Electric Power
      Authority Power Revenue
      Series II 5.25% 7/1/31                            1,000,000     1,030,110
   Puerto Rico Public Buildings
      Authority Guaranteed Government
      Facilities Revenue Series D
      5.25% 7/1/36                                        750,000       766,898
                                                                   ------------
                                                                      2,307,523
                                                                   ------------
Total Municipal Bonds
   (cost $59,605,747)                                                58,139,867
                                                                   ------------

                                               Delaware Tax-Free Minnesota Fund
Statements
     OF NET ASSETS (CONTINUED)

                                                         Number of     Market
                                                          Shares       Value
--------------------------------------------------------------------------------
Short-Term Investments - 0.20%
--------------------------------------------------------------------------------
   Federated Minnesota
      Municipal Cash Trust                                119,900    $  119,900
                                                                     ----------
Total Short-Term Investments
   (cost $119,900)                                                      119,900
                                                                     ----------
Total Market Value of Securities - 98.06%
   (cost $59,725,647)                                                58,259,767
Receivables and Other Assets
   Net of Liabilities - 1.94%                                         1,153,617
                                                                     ----------
Net Assets Applicable to 5,922,416
   Shares Outstanding - 100.00%                                     $59,413,384
                                                                    ===========
Net Asset Value - Delaware Minnesota
   High-Yield Municipal Bond Fund Class A
   ($36,910,760/3,681,602 Shares)                                        $10.03
                                                                         ------
Net Asset Value - Delaware Minnesota
   High-Yield Municipal Bond Fund Class B
   ($12,735,649/1,268,148 Shares)                                        $10.04
                                                                         ------
Net Asset Value - Delaware Minnesota
   High-Yield Municipal Bond Fund Class C
   ($9,766,975/972,666 Shares)                                           $10.04
                                                                         ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                               $62,690,689
Undistributed net investment income                                         621
Accumulated net realized loss on investments                         (1,812,046)
Net unrealized depreciation of investments                           (1,465,880)
                                                                    -----------
Total net assets                                                    $59,413,384
                                                                    ===========

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2003.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FHA - Insured by the Federal Housing Authority
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN --Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
   Delaware Minnesota High-Yield Municipal Bond Fund

Net asset value Class A (A)                                              $10.03
Sales charge (4.50% of offering price,
   or 4.69% of amount invested per share) (B)                              0.47
                                                                         ------
Offering price                                                           $10.50
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                  Delaware Minnesota Municipal Bond Funds
Statements                        Six Months Ended February 28, 2003 (Unaudited)
     OF OPERATIONS

                                                             Delaware           Delaware         Delaware            Delaware
                                                              Tax-Free    Tax-Free Minnesota Tax-Free Minnesota Minnesota High-Yield
                                                           Minnesota Fund     Insured Fund   Intermediate Fund  Municipal Bond Fund
Investment Income:
   Interest                                                 $ 11,129,998      $  7,189,924     $  1,609,762        $  1,802,405
                                                            ------------      ------------     ------------        ------------
Expenses:
   Management fees                                             1,032,300           647,251          151,077             156,251
   Distribution expenses-- Class A                               437,629           296,222           39,325              43,903
   Distribution expenses-- Class B                                85,102            72,986           15,149              64,424
   Distribution expenses-- Class C                                41,029            36,142           24,138              43,702
   Dividend disbursing and transfer agent fees and expenses       99,150            67,900           20,532              19,720
   Accounting and administration expenses                         86,653            59,773           13,872              13,049
   Reports and statements to shareholders                         24,996            18,084            3,318               3,330
   Registration fees                                              10,250            21,000            4,258               3,000
   Professional fees                                              31,448            17,800            3,396               2,760
   Custodian fees                                                  8,319             6,905              931               1,753
   Taxes (other than taxes on income)                              2,440             1,320               --                  38
   Trustees' fees                                                 11,500             7,900            4,157               1,500
   Other                                                          55,758            23,079            6,441              17,627
                                                            ------------      ------------     ------------        ------------
                                                               1,926,574         1,276,362          286,594             371,057
   Less expenses absorbed or waived                                   --                --               --             (76,100)
   Less expenses paid indirectly                                  (4,815)           (4,148)            (931)               (949)
                                                            ------------      ------------     ------------        ------------
   Total expenses                                              1,921,759         1,272,214          285,663             294,008
                                                            ------------      ------------     ------------        ------------
Net Investment Income                                          9,208,239         5,917,710        1,324,099           1,508,397
                                                            ------------      ------------     ------------        ------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain (loss) on investments                     2,609,220         1,495,141           77,242             (77,998)
   Net change in unrealized
     appreciation/depreciation of investments                  1,765,904         2,367,312          698,304             592,287
                                                            ------------      ------------     ------------        ------------
Net Realized and Unrealized Gain on Investments                4,375,124         3,862,453          775,546             514,289
                                                            ------------      ------------     ------------        ------------

Net Increase in Net Assets Resulting from Operations        $ 13,583,363      $  9,780,163     $  2,099,645        $  2,022,686
                                                            ============      ============     ============        ============

See accompanying notes

Statements                               Delaware Minnesota Municipal Bond Funds
     OF CHANGES IN NET ASSETS

                                                                           Delaware Tax-Free          Delaware Tax-Free Minnesota
                                                                             Minnesota Fund                   Insured Fund
                                                                           ------------------         ---------------------------
                                                                     Six Months Ended   Year Ended   Six Months Ended   Year Ended
                                                                         2/28/03          8/31/02         2/28/03         8/31/02
                                                                        (Unaudited)                     (Unaudited)
Increase in Net Assets from Operations:
   Net investment income                                               $  9,208,239    $ 19,002,863    $  5,917,710    $ 11,943,243
   Net realized gain on investments                                       2,609,220         589,019       1,495,141         722,262
   Net change in unrealized appreciation/depreciation of investments      1,765,904         565,559       2,367,312         240,814
                                                                       ------------    ------------    ------------    ------------
   Net increase in net assets resulting from operations                  13,583,363      20,157,441       9,780,163      12,906,319
                                                                       ------------    ------------    ------------    ------------

Dividends and Distributions to Shareholders from:
   Net investment income:
   Class A                                                               (8,645,973)    (17,911,817)     (5,464,623)    (11,176,754)
   Class B                                                                 (356,225)       (707,294)       (282,039)       (524,370)
   Class C                                                                 (171,529)       (284,214)       (139,184)       (196,922)
                                                                       ------------    ------------    ------------    ------------
                                                                         (9,173,727)    (18,903,325)     (5,885,846)    (11,898,046)
                                                                       ------------    ------------    ------------    ------------

Net realized gain on investments:
   Class A                                                                 (252,735)             --              --              --
   Class B                                                                  (12,269)             --              --              --
   Class C                                                                   (5,766)             --              --              --
                                                                       ------------    ------------    ------------    ------------
                                                                           (270,770)             --              --              --
                                                                       ------------    ------------    ------------    ------------
Capital Share Transactions:
 Proceeds from shares sold:
   Class A                                                                8,390,605      16,869,206       6,422,514      10,427,770
   Class B                                                                  968,214       2,632,871       1,686,107       2,661,996
   Class C                                                                2,267,765       2,604,707       3,350,031       2,822,791

Net asset value of shares issued upon reinvestment
 of dividends and distributions:
   Class A                                                                5,637,997      11,179,488       3,570,755       7,231,300
   Class B                                                                  251,341         471,933         208,500         373,487
   Class C                                                                  136,571         217,770         101,171         151,192
                                                                       ------------    ------------    ------------    ------------
                                                                         17,652,493      33,975,975      15,339,078      23,668,536
                                                                       ------------    ------------    ------------    ------------
   Cost of shares repurchased:
   Class A                                                              (20,643,069)    (35,702,678)    (11,448,069)    (21,492,616)
   Class B                                                               (1,085,455)     (2,059,640)       (547,467)     (1,496,479)
   Class C                                                                 (389,381)     (1,223,771)       (309,327)     (1,213,668)
                                                                       ------------    ------------    ------------    ------------
                                                                        (22,117,905)    (38,986,089)    (12,304,863)    (24,202,763)
                                                                       ------------    ------------    ------------    ------------
   Increase (decrease) in net assets
     derived from capital share transactions                             (4,465,412)     (5,010,114)      3,034,215        (534,227)
                                                                       ------------    ------------    ------------    ------------
   Net Increase (Decrease) in Net Assets                                   (326,546)     (3,755,998)      6,928,532         474,046

   Net Assets:
   Beginning of period                                                  381,245,789     385,001,787     260,187,841     259,713,795
                                                                       ------------    ------------    ------------    ------------
   End of period                                                       $380,919,243    $381,245,789    $267,116,373    $260,187,841
                                                                       ============    ============    ============    ============

See accompanying notes

Statements                               Delaware Minnesota Municipal Bond Funds
     OF CHANGES IN NET ASSETS (CONTINUED)


                                                                        Delaware Tax-Free                Delaware Minnesota
                                                                    Minnesota Intermediate Fund    High-Yield Municipal Bond Fund
                                                                    ---------------------------    ------------------------------
                                                                   Six Months Ended    Year Ended   Six Months Ended   Year Ended
                                                                        2/28/03         8/31/02         2/28/03          8/31/02
                                                                      (Unaudited)                      (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                               $  1,324,099    $  2,606,574    $  1,508,397    $  3,032,627
  Net realized gain (loss) on investments                                   77,242        (371,946)        (77,998)       (265,718)
  Net change in unrealized appreciation/depreciation of investments        698,304       1,111,501         592,287         565,582
                                                                      ------------    ------------    ------------    ------------
  Net increase in net assets resulting from operations                   2,099,645       3,346,129       2,022,686       3,332,491
                                                                      ------------    ------------    ------------    ------------
Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                             (1,192,931)     (2,352,222)     (1,027,728)     (2,008,681)
    Class B                                                                (55,866)        (91,385)       (328,595)       (665,433)
    Class C                                                                (89,161)       (150,720)       (222,341)       (369,795)
                                                                      ------------    ------------    ------------    ------------
                                                                        (1,337,958)     (2,594,327)     (1,578,664)     (3,043,909)
                                                                      ------------    ------------    ------------    ------------
Capital Share Transactions:
 Proceeds from shares sold:
    Class A                                                              5,129,029       7,136,136       2,203,478       3,612,856
    Class B                                                                692,220       1,246,593         547,617       1,749,876
    Class C                                                              1,781,808       2,492,197       2,132,847       2,087,799

Net asset value of shares issued upon reinvestment
  of dividends and distributions:
    Class A                                                                919,715       1,785,882         577,184       1,136,703
    Class B                                                                 33,396          48,722         189,966         377,589
    Class C                                                                 76,358         136,215         132,375         217,254
                                                                      ------------    ------------    ------------    ------------
                                                                         8,632,526      12,845,745       5,783,467       9,182,077
                                                                      ------------    ------------    ------------    ------------
Cost of shares repurchased:
    Class A                                                             (2,782,852)     (7,630,163)     (1,018,188)     (4,666,875)
    Class B                                                               (325,770)       (920,238)     (1,471,614)     (1,750,937)
    Class C                                                             (1,042,878)       (865,466)       (409,231)     (1,322,121)
                                                                      ------------    ------------    ------------    ------------
                                                                        (4,151,500)     (9,415,867)     (2,899,033)     (7,739,933)
                                                                      ------------    ------------    ------------    ------------
Increase in net assets derived from capital share transactions           4,481,026       3,429,878       2,884,434       1,442,144
                                                                      ------------    ------------    ------------    ------------
Net Increase in Net Assets                                               5,242,713       4,181,680       3,328,456       1,730,726

Net Assets:
  Beginning of period                                                   58,772,618      54,590,938      56,084,928      54,354,202
                                                                      ------------    ------------    ------------    ------------
  End of period                                                       $ 64,015,331    $ 58,772,618    $ 59,413,384    $ 56,084,928
                                                                      ============    ============    ============    ============

See accompanying notes

Financial
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Tax-Free Minnesota Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                       $12.610    $12.570   $12.120   $12.230    $13.020     $12.910    $12.400

Income (loss) from investment operations:
Net investment income                                        0.310      0.634     0.615     0.617      0.628       0.431      0.654
Net realized and unrealized gain (loss) on investments       0.148      0.037     0.450    (0.110)    (0.752)      0.136      0.511
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.458      0.671     1.065     0.507     (0.124)      0.567      1.165
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.309)    (0.631)   (0.615)   (0.617)    (0.626)     (0.435)    (0.655)
Net realized gain on investments                            (0.009)        --        --        --     (0.040)     (0.022)        --
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.318)    (0.631)   (0.615)   (0.617)    (0.666)     (0.457)    (0.655)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $12.750    $12.610   $12.570   $12.120    $12.230     $13.020    $12.910
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(1)                                              3.69%      5.54%     9.02%     4.39%     (1.06%)      4.46%      9.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $353,746   $356,522  $363,033  $355,573   $394,144    $416,113   $417,365
Ratio of expenses to average net assets                      0.97%      0.98%     1.00%     1.01%      0.94%       0.89%      0.91%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   0.97%      0.98%     1.00%     1.06%      0.94%       0.92%      0.95%
Ratio of net investment income to average net assets         4.96%      5.11%     5.00%     5.20%      4.89%       5.00%      5.22%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.96%      5.11%     5.00%     5.15%      4.89%       4.97%      5.18%
Portfolio turnover                                             28%        13%       10%       35%        17%         13%        19%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Tax-Free Minnesota Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                       $12.620    $12.580   $12.120   $12.240    $13.020     $12.910    $12.400

Income (loss) from investment operations:

Net investment income                                        0.263      0.540     0.523     0.525      0.527       0.366      0.574
Net realized and unrealized gain (loss) on investments       0.148      0.037     0.460    (0.120)    (0.740)      0.136      0.508
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.411      0.577     0.983     0.405     (0.213)      0.502      1.082
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.262)    (0.537)   (0.523)   (0.525)    (0.527)     (0.370)    (0.572)
Net realized gain on investments                            (0.009)        --        --        --     (0.040)     (0.022)        --
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.271)    (0.537)   (0.523)   (0.525)    (0.567)     (0.392)    (0.572)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $12.760    $12.620   $12.580   $12.120    $12.240     $13.020    $12.910
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(1)                                              3.30%      4.75%     8.29%     3.50%     (1.74%)      3.94%      8.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $17,363    $17,043   $15,927   $13,412    $13,312     $10,246     $8,215
Ratio of expenses to average net assets                      1.72%      1.73%     1.75%     1.76%      1.69%       1.64%      1.56%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.72%      1.73%     1.75%     1.81%      1.69%       1.67%      1.60%
Ratio of net investment income to average net assets         4.21%      4.36%     4.25%     4.45%      4.14%       4.25%      4.57%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.21%      4.36%     4.25%     4.40%      4.14%       4.22%      4.53%
Portfolio turnover                                             28%        13%       10%       35%        17%         13%        19%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Tax-Free Minnesota Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                       $12.640    $12.590   $12.140   $12.250    $13.040     $12.920    $12.410

Income (loss) from investment operations:
Net investment income                                        0.263      0.540     0.523     0.527      0.536       0.374      0.564
Net realized and unrealized gain (loss) on investments       0.148      0.047     0.450    (0.110)    (0.756)      0.138      0.508
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.411      0.587     0.973     0.417     (0.220)      0.512      1.072
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.262)    (0.537)   (0.523)   (0.527)    (0.530)     (0.370)    (0.562)
Net realized gain on investments                            (0.009)        --        --        --     (0.040)     (0.022)        --
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.271)    (0.537)   (0.523)   (0.527)    (0.570)     (0.392)    (0.562)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $12.780    $12.640   $12.590   $12.140    $12.250     $13.040    $12.920
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(1)                                              3.30%      4.82%     8.20%     3.60%     (1.80%)      4.02%      8.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $9,810     $7,682    $6,042    $6,156     $6,814      $4,914     $3,083
Ratio of expenses to average net assets                      1.72%      1.73%     1.75%     1.76%      1.69%       1.64%      1.65%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.72%      1.73%     1.75%     1.81%      1.69%       1.67%      1.69%
Ratio of net investment income to average net assets         4.21%      4.36%     4.25%     4.45%      4.14%       4.25%      4.48%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.21%      4.36%     4.25%     4.40%      4.14%       4.22%      4.44%
Portfolio turnover                                             28%        13%       10%       35%        17%         13%        19%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Minnesota Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)


Net asset value, beginning of period                       $10.940    $10.900   $10.480   $10.520    $11.050     $10.940    $10.600

Income (loss) from investment operations:
Net investment income                                        0.251      0.514     0.514     0.507      0.518       0.349      0.533
Net realized and unrealized gain (loss) on investments       0.169      0.038     0.421    (0.041)    (0.530)      0.111      0.341
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.420      0.552     0.935     0.466     (0.012)      0.460      0.874
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.250)    (0.512)   (0.515)   (0.506)    (0.518)     (0.350)    (0.534)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.250)    (0.512)   (0.515)   (0.506)    (0.518)     (0.350)    (0.534)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $11.110    $10.940   $10.900   $10.480    $10.520     $11.050    $10.940
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(1)                                              3.91%      5.25%     9.14%     4.63%     (0.17%)      4.28%      8.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $241,818   $239,763  $242,716  $238,486   $268,507    $283,057   $288,494
Ratio of expenses to average net assets                      0.92%      0.96%     0.90%     1.00%      0.94%       0.92%      0.92%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   0.92%      0.96%     0.90%     1.01%      0.94%       0.94%      0.94%
Ratio of net investment income to average net assets         4.63%      4.78%     4.82%     4.93%      4.74%       4.79%      5.01%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.63%      4.78%     4.82%     4.92%      4.74%       4.77%      4.99%
Portfolio turnover                                             38%        15%        7%       35%         4%          6%        21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free Minnesota Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                       $10.940    $10.890   $10.470   $10.510    $11.040     $10.930    $10.580

Income (loss) from investment operations:
Net investment income                                        0.210      0.433     0.434     0.431      0.436       0.294      0.454
Net realized and unrealized gain (loss) on investments       0.159      0.048     0.422    (0.042)    (0.529)      0.111      0.348
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.369      0.481     0.856     0.389     (0.093)      0.405      0.802
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.209)    (0.431)   (0.436)   (0.429)    (0.437)     (0.295)    (0.452)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.209)    (0.431)   (0.436)   (0.429)    (0.437)     (0.295)    (0.452)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $11.100    $10.940   $10.890   $10.470    $10.510     $11.040    $10.930
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(1)                                              3.43%      4.56%     8.34%     3.86%     (0.91%)      3.76%      7.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $15,919    $14,341   $12,732   $10,491    $11,827     $10,374     $8,926
Ratio of expenses to average net assets                      1.67%      1.71%     1.65%     1.75%      1.69%       1.67%      1.67%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.67%      1.71%     1.65%     1.76%      1.69%       1.69%      1.69%
Ratio of net investment income to average net assets         3.88%      4.03%     4.07%     4.18%      3.99%       4.04%      4.26%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   3.88%      4.03%     4.07%     4.17%      3.99%       4.02%      4.24%
Portfolio turnover                                             38%        15%        7%       35%         4%          6%        21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Minnesota Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                       $10.950    $10.910    $10.480  $10.520    $11.050     $10.940    $10.600

Income (loss) from investment operations:
Net investment income                                        0.210      0.433      0.434    0.431      0.438       0.295      0.454
Net realized and unrealized gain (loss) on investments       0.169      0.038      0.432   (0.042)    (0.531)      0.110      0.338
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.379      0.471      0.866    0.389     (0.093)      0.405      0.792
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.209)    (0.431)    (0.436)  (0.429)    (0.437)     (0.295)    (0.452)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.209)    (0.431)    (0.436)  (0.429)    (0.437)     (0.295)    (0.452)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $11.120    $10.950    $10.910  $10.480    $10.520     $11.050    $10.940
                                                           =======    =======    =======  =======    =======     =======    =======

Total return(1)                                              3.51%      4.46%      8.42%    3.85%     (0.91%)      3.76%      7.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $9,379     $6,083     $4,265   $3,615     $4,253      $3,207     $3,096
Ratio of expenses to average net assets                      1.67%      1.71%      1.65%    1.75%      1.69%       1.67%      1.67%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.67%      1.71%      1.65%    1.76%      1.69%       1.69%      1.69%
Ratio of net investment income to average net assets         3.88%      4.03%      4.07%    4.18%      3.99%       4.04%      4.26%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   3.88%      4.03%      4.07%    4.17%      3.99%       4.02%      4.24%
Portfolio turnover                                             38%        15%         7%      35%         4%          6%        21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Delaware Tax-Free Minnesota Intermediate Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                       $10.720    $10.580   $10.350   $10.610    $11.160     $11.170    $10.990

Income (loss) from investment operations:
Net investment income                                        0.240      0.512     0.526     0.538      0.541       0.363      0.535
Net realized and unrealized gain (loss) on investments       0.132      0.138     0.230    (0.260)    (0.550)     (0.009)     0.180
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.372      0.650     0.756     0.278     (0.009)      0.354      0.715
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.242)    (0.510)   (0.526)   (0.538)    (0.541)     (0.364)    (0.535)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.242)    (0.510)   (0.526)   (0.538)    (0.541)     (0.364)    (0.535)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $10.850    $10.720   $10.580   $10.350    $10.610     $11.160    $11.170
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(1)                                              3.53%      6.34%     7.50%     2.77%     (0.14%)      3.22%      6.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $54,937    $51,034   $49,089   $46,523    $56,222     $54,281    $57,524
Ratio of expenses to average net assets                      0.84%      0.85%     0.90%     0.93%      0.79%       0.80%      0.91%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   0.84%      0.85%     0.93%     0.95%      0.79%       0.80%      0.95%
Ratio of net investment income to average net assets         4.48%      4.86%     5.04%     5.22%      4.91%       4.90%      4.86%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.48%      4.86%     5.01%     5.20%      4.91%       4.90%      4.82%
Portfolio turnover                                             27%        35%       24%        9%        13%         14%        21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Delaware Tax-Free Minnesota Intermediate Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                       $10.740    $10.600   $10.370   $10.630    $11.180     $11.170    $10.990

Income (loss) from investment operations:
Net investment income                                        0.197      0.423     0.438     0.451      0.450       0.301      0.437
Net realized and unrealized gain (loss) on investments       0.138      0.137     0.232    (0.262)    (0.552)      0.009      0.190
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.335      0.560     0.670     0.189     (0.102)      0.310      0.627
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.195)    (0.420)   (0.440)   (0.449)    (0.448)     (0.300)    (0.447)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.195)    (0.420)   (0.440)   (0.449)    (0.448)     (0.300)    (0.447)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $10.880    $10.740   $10.600   $10.370    $10.630     $11.180    $11.170
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(1)                                              3.18%      5.43%     6.59%     1.89%     (0.98%)      2.82%      5.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $3,294     $2,852    $2,443    $2,380     $2,878      $1,375       $910
Ratio of expenses to average net assets                      1.69%      1.70%     1.75%     1.78%      1.64%       1.65%      1.81%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.69%      1.70%     1.78%     1.80%      1.64%       1.65%      1.85%
Ratio of net investment income to average net assets         3.63%      4.01%     4.19%     4.37%      4.06%       4.05%      3.96%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   3.63%      4.01%     4.16%     4.35%      4.06%       4.05%      3.92%
Portfolio turnover                                             27%        35%       24%        9%        13%         14%        21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Delaware Tax-Free Minnesota Intermediate Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                       $10.730    $10.590   $10.360   $10.610    $11.170     $11.170    $10.990

Income (loss) from investment operations:
Net investment income                                        0.197      0.423     0.437     0.451      0.449       0.301      0.440
Net realized and unrealized gain (loss) on investments       0.138      0.137     0.233    (0.253)    (0.561)     (0.001)     0.187
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.335      0.560     0.670     0.198     (0.112)      0.300      0.627
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.195)    (0.420)   (0.440)   (0.448)    (0.448)     (0.300)    (0.447)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.195)    (0.420)   (0.440)   (0.448)    (0.448)     (0.300)    (0.447)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $10.870    $10.730   $10.590   $10.360    $10.610     $11.170    $11.170
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(1)                                              3.18%      5.44%     6.59%     1.98%     (1.08%)      2.73%      5.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $5,784     $4,887    $3,059    $2,358     $2,293      $1,601     $1,512
Ratio of expenses to average net assets                      1.69%      1.70%     1.75%     1.78%      1.64%       1.65%      1.77%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.69%      1.70%     1.78%     1.80%      1.64%       1.65%      1.81%
Ratio of net investment income to average net assets         3.63%      4.01%     4.19%     4.37%      4.06%       4.05%      4.00%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   3.63%      4.01%     4.16%     4.35%      4.06%       4.05%      3.96%
Portfolio turnover                                             27%        35%       24%        9%        13%         14%        21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Minnesota High-Yield Municipal Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                        $9.950     $9.900    $9.650   $10.210    $10.810     $10.650    $10.180

Income (loss) from investment operations:
Net investment income                                        0.289      0.586     0.581     0.576      0.583       0.392      0.643
Net realized and unrealized gain (loss) on investments       0.079      0.056     0.243    (0.564)    (0.603)      0.170      0.463
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.368      0.642     0.824     0.012     (0.020)      0.562      1.106
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.288)    (0.592)   (0.574)   (0.572)    (0.580)     (0.402)    (0.636)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.288)    (0.592)   (0.574)   (0.572)    (0.580)     (0.402)    (0.636)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $10.030     $9.950    $9.900    $9.650    $10.210     $10.810    $10.650
                                                           =======     ======    ======    ======    =======     =======    =======

Total return(1)                                              3.77%      6.74%     8.84%     0.32%     (0.27%)      5.37%     11.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $36,910    $34,867   $34,615   $35,689    $41,813     $33,296    $19,017
Ratio of expenses to average net assets                      0.75%      0.75%     0.75%     0.75%      0.57%       0.40%      0.09%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.02%      1.01%     0.94%     1.14%      1.07%       1.20%      1.24%
Ratio of net investment income to average net assets         5.57%      5.98%     6.01%     5.99%      5.46%       5.50%      6.16%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   5.30%      5.72%     5.82%     5.60%      4.96%       4.70%      5.01%
Portfolio turnover                                             31%        33%       13%        8%        35%          7%        23%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charges. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the waiver not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001,and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Minnesota High-Yield Municipal Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                        $9.970     $9.910    $9.650   $10.210    $10.810     $10.660    $10.190

Income (loss) from investment operations:
Net investment income                                        0.252      0.513     0.509     0.504      0.507       0.343      0.557
Net realized and unrealized gain (loss) on investments       0.069      0.063     0.248    (0.570)    (0.604)      0.159      0.470
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.321      0.576     0.757    (0.066)    (0.097)      0.502      1.027
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.251)    (0.516)   (0.497)   (0.494)    (0.503)     (0.352)    (0.557)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.251)    (0.516)   (0.497)   (0.494)    (0.503)     (0.352)    (0.557)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $10.040     $9.970    $9.910    $9.650    $10.210     $10.810    $10.660
                                                           =======     ======    ======    ======    =======     =======    =======

Total return(1)                                              3.28%      6.03%     8.09%    (0.49%)    (0.99%)      4.77%     10.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $12,736    $13,379   $12,932   $13,743    $15,814     $13,351     $8,201
Ratio of expenses to average net assets                      1.50%      1.50%     1.50%     1.50%      1.32%       1.15%      0.85%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.77%      1.76%     1.69%     1.89%      1.82%       1.95%      2.00%
Ratio of net investment income to average net assets         4.82%      5.23%     5.26%     5.24%      4.71%       4.75%      5.40%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.55%      4.97%     5.07%     4.85%      4.21%       3.95%      4.25%
Portfolio turnover                                             31%        33%       13%        8%        35%          7%        23%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charges. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the waiver not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001,and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware Minnesota High-Yield Municipal Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                   Year                   Eight Months   Year
                                                           Ended                      Ended                      Ended      Ended
                                                         2/28/03(3)  8/31/02(4) 8/31/01   8/31/00    8/31/99  8/31/98(3) 12/31/97(2)
                                                        (Unaudited)

Net asset value, beginning of period                        $9.970     $9.910    $9.650   $10.210    $10.810     $10.650    $10.180

Income (loss) from investment operations:
Net investment income                                        0.252      0.513     0.509     0.504      0.505       0.340      0.572
Net realized and unrealized gain (loss) on investments       0.069      0.063     0.248    (0.570)    (0.602)      0.170      0.455
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.321      0.576     0.757    (0.066)    (0.097)      0.510      1.027
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.251)    (0.516)   (0.497)   (0.494)    (0.503)     (0.350)    (0.557)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.251)    (0.516)   (0.497)   (0.494)    (0.503)     (0.350)    (0.557)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $10.040     $9.970    $9.910    $9.650    $10.210     $10.810    $10.650
                                                           =======     ======    ======    ======    =======     =======    =======

Total return(1)                                              3.28%      6.03%     8.09%    (0.49%)    (0.99%)      4.87%     10.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $9,767     $7,840    $6,807    $6,599     $7,515      $5,165     $3,178
Ratio of expenses to average net assets                      1.50%      1.50%     1.50%     1.50%      1.32%       1.15%      0.83%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.77%      1.76%     1.69%     1.89%      1.82%       1.95%      1.98%
Ratio of net investment income to average net assets         4.82%      5.23%     5.26%     5.24%      4.71%       4.75%      5.42%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.55%      4.97%     5.07%     4.85%      4.21%       3.95%      4.27%
Portfolio turnover                                             31%        33%       13%        8%        35%          7%        23%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charges. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the waiver not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001,and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

                                         Delaware Minnesota Municipal Bond Funds
Notes                                    February 28, 2003 (Unaudited)
     TO FINANCIAL STATEMENTS

Voyageur Mutual Funds are organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Insured Funds are organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Tax Free Funds are organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax Free Funds are organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. These financial statements and related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% -- prior to November 18, 2002, Class A shares were sold with a front-end sales charge of up to 3.75% -- for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and with a front-end sales charge of up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Insured Fund is to seek as high a level of current income exempt from federal income tax and from Minnesota state personal income tax, as is consistent with preservation of capital. The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and from Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less. The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and from Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions in the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the period ended February 28, 2003 were as follows:

                                         Delaware Minnesota Municipal Bond Funds
Notes
     TO FINANCIAL STATEMENTS (CONTINUED)



1. Significant Accounting Policies (continued)

                                                     Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                               Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                              ------------------     -----------------     ------------------      --------------------
Commission reimbursements           $4,470                $3,107                   $725                     $682
Earnings credits                       345                 1,041                    206                      268

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                     Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                               Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                              ------------------     -----------------     ------------------      --------------------
On the first $500 million           0.550%                0.500%                 0.500%                  0.550%
On the next $500 million            0.500%                0.475%                 0.475%                  0.500%
On the next $1.5 billion            0.450%                0.450%                 0.450%                  0.450%
In excess of $2.5 billion           0.425%                0.425%                 0.425%                  0.425%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below:

                                                              Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                                        Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                         Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                                       ------------------     -----------------     ------------------      --------------------
The operating expense limitation
  as a percentage of average daily
  net assets (per annum)                     0.75%                  0.75%                  0.75%                   0.50%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares for Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has set the fee at an annual rate of 0.15% of the Class A shares' average daily net assets for Delaware Tax-Free Minnesota Intermediate Fund.

At February 28, 2003, each Fund had receivables from or liabilities payable to affiliates as follows:

                                                              Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                                        Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                         Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                                       ------------------     -----------------     ------------------      --------------------
Investment management fee
  payable to DMC                             $8,964                 $11,000               $6,063                   $16,787
Dividend disbursing, transfer
  agent fees accounting and other
  expenses payable to DSC                    30,538                  21,396                5,477                     5,331
Other expenses payable to DMC
  and affiliates                              5,898                   5,681                  877                     1,370

                                         Delaware Minnesota Municipal Bond Funds
Notes
     TO FINANCIAL STATEMENTS (CONTINUED)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the period ended February 28, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                              Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                                        Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                         Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                                       ------------------     -----------------     ------------------      --------------------
                                             $169,288              $156,636               $6,112                   $44,342

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the period ended February 28, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                              Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                                        Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                         Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                                       ------------------     -----------------     ------------------      --------------------
Purchases                                  $52,339,657           $50,955,817            $12,874,926             $11,877,084
Sales                                       58,721,835            48,292,653              7,924,097               8,468,194

At February 28, 2003, the approximate cost for federal income tax purposes of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                                                 Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                                           Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                            Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                                          ------------------     -----------------     ------------------      --------------------
Cost of investments                          $352,980,808          $241,894,030           $60,398,247             $59,725,647
                                             ============          ============           ===========             ===========
Aggregate unrealized appreciation            $ 26,046,505          $ 21,882,665           $ 3,022,445             $   887,338
Aggregate unrealized depreciation              (2,662,988)              (41,528)             (265,911)             (2,353,218)
                                             ------------          ------------           -----------             -----------
Net unrealized appreciation (depreciation)   $ 23,383,517          $ 21,841,137           $ 2,756,534             $(1,465,880)
                                             ============          ============           ===========             ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 was as follows:

                                                                 Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                                           Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                            Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                                          ------------------     -----------------     ------------------      --------------------
Year ended 8/31/02
------------------
  Tax-exempt income                          $18,903,325           $11,898,046            $2,594,327               $3,043,909

Year ended 8/31/01
------------------
  Tax-exempt income                          $18,802,112           $12,120,049            $2,656,852               $3,007,192

As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                                                 Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                                           Delaware Tax-Free         Minnesota              Minnesota          High-Yield Municipal
                                            Minnesota Fund         Insured Fund         Intermediate Fund            Bond Fund
                                          ------------------     -----------------     ------------------      --------------------
Shares of beneficial interest                 $358,883,263         $246,188,645           $58,975,332              $59,806,255
Undistributed tax-exempt income                         --                   --                 9,523                   78,432
Distributions in excess of tax-exempt income       (22,418)                  --                    --                       --
Undistributed long-term capital gain               103,522                   --                    --                       --
Capital loss carryforwards                              --           (5,880,494)           (1,912,187)              (1,539,055)
Post-October losses                                     --                   --              (367,909)                (219,146)
Unrealized appreciation
  (depreciation) of investments                 22,281,422           19,879,690             2,067,859               (2,041,558)
                                              ------------         ------------           -----------              -----------
Net assets                                    $381,245,789         $260,187,841           $58,772,618              $56,084,928
                                              ============         ============           ===========              ===========

                                         Delaware Minnesota Municipal Bond Funds
Notes
     TO FINANCIAL STATEMENTS (CONTINUED)



4. Dividend and Distribution Information (continued)
For federal income tax purposes, the Funds had capital loss carryforwards which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                       Delaware Tax-Free     Delaware Tax-Free        Delaware Minnesota
                           Minnesota              Minnesota          High-Yield Municipal
Year of expiration       Insured Fund         Intermediate Fund            Bond Fund
------------------     -----------------     ------------------      --------------------
      2003               $4,605,018                  $ --                    $  --
      2004                  572,208                43,982                    6,809
      2005                       --                    --                    4,334
      2006                       --                    --                      648
      2007                       --                    --                      369
      2008                  589,183               423,683                  201,822
      2009                  114,085             1,440,485                1,267,552
      2010                       --                 4,037                   57,521
                         ----------            ----------               ----------
      Total              $5,880,494            $1,912,187               $1,539,055
                         ==========            ==========               ==========

Post-October losses represent losses realized on investment transactions from November 1, 2001 through August 31, 2002 that, in accordance with federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                                                    Delaware Tax-Free
                                                          Delaware Tax-Free             Minnesota
                                                           Minnesota Fund             Insured Fund

                                                    Six Months                  Six Months
                                                      Ended       Year Ended      Ended         Year Ended
                                                     2/28/03        8/31/02      2/28/03          8/31/02
                                                   (Unaudited)                  (Unaudited)
Shares sold:
  Class A                                             665,851      1,357,657        586,618        968,339
  Class B                                              76,726        211,626        154,411        247,346
  Class C                                             179,717        209,053        307,110        263,348
Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                             448,393        901,116        327,263        672,254
  Class B                                              19,973         38,015         19,121         34,747
  Class C                                              10,840         17,519          9,256         14,038
                                                   ----------     ----------     ----------     ----------
                                                    1,401,500      2,734,986      1,403,779      2,200,072
                                                   ----------     ----------     ----------     ----------
Shares repurchased:
  Class A                                          (1,639,685)    (2,873,662)    (1,048,440)    (1,997,218)
  Class B                                             (86,265)      (165,708)       (50,463)      (139,579)
  Class C                                             (30,766)       (98,569)       (28,164)      (113,011)
                                                   ----------     ----------     ----------     ----------
                                                   (1,756,716)    (3,137,939)    (1,127,067)    (2,249,808)
                                                   ----------     ----------     ----------     ----------
Net increase (decrease)                              (355,216)      (402,953)       276,712        (49,736)
                                                   ==========     ==========     ==========     ==========

                                         Delaware Minnesota Municipal Bond Funds
Notes
     TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares (continued)

                                               Delaware Tax-Free                Delaware Minnesota
                                                   Minnesota                   High-Yield Municipal
                                               Intermediate Fund                     Bond Fund

                                         Six Months                        Six Months
                                            Ended          Year Ended         Ended       Year Ended
                                           2/28/03          8/31/02          2/28/03          8/31/02
                                         (Unaudited)                       (Unaudited)
Shares sold:
  Class A                                  475,780          677,876          222,360          367,765
  Class B                                   64,522          117,966           55,240          178,170
  Class C                                  166,381          236,241          213,773          212,604

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                   85,954          169,701           58,235          115,976
  Class B                                    3,112            4,614           19,140           38,464
  Class C                                    7,120           12,929           13,340           22,134
                                          --------         --------         --------         --------
                                           802,869        1,219,327          582,088          935,113
                                          --------         --------         --------         --------
Shares repurchased:
  Class A                                 (260,076)        (725,641)        (102,747)        (476,413)
  Class B                                  (30,284)         (87,460)        (148,384)        (179,051)
  Class C                                  (96,598)         (82,670)         (41,086)        (134,893)
                                          --------         --------         --------         --------
                                          (386,958)        (895,771)        (292,217)        (790,357)
                                          --------         --------         --------         --------
Net increase                               415,911          323,556          289,871          144,756
                                          ========         ========         ========         ========

Class B shares converted to Class A shares*

                                                               Six Months Ended                             Year Ended
                                                                    2/28/03                                   8/31/02
                                                 ---------------------------------------   ----------------------------------------
                                                 Class B shares  Class A shares   Amount   Class B shares  Class A shares   Amount
Delaware Tax-Free Minnesota Fund                       --              --        $    --           --            --        $     --
Delaware Tax-Free Minnesota Insured Fund               --              --             --           --            --              --
Delaware Tax-Free Minnesota Intermediate Fund       1,549           1,546         16,631       27,324        27,272         287,894
Delaware Minnesota High-Yield Municipal Bond Fund      --              --             --           --            --              --

* The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2003 or at any time during the period.

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                          Contact Information

Walter P. Babich                               Jude T. Driscoll                             Investment Manager
Board Chairman                                 President and Chief Executive Officer        Delaware Management Company
Citadel Construction Corporation               Delaware Management Holdings, Inc.           Philadelphia, PA
King of Prussia, PA                            Philadelphia, PA
                                                                                            International Affiliate
David K. Downes                                Richelle S. Maestro                          Delaware International Advisers Ltd.
President and Chief Executive Officer          Senior Vice President                        London, England
Delaware Investments Family of Funds           General Counsel and Secretary
Philadelphia, PA                               Delaware Investments Family of Funds         National Distributor
                                               Philadelphia, PA                             Delaware Distributors, L.P.
John H. Durham                                                                              Philadelphia, PA
Private Investor                               Michael P. Bishof
Gwynedd Valley, PA                             Senior Vice President and Treasurer          Shareholder Servicing, Dividend
                                               Delaware Investments Family of Funds         Disbursing and Transfer Agent
Anthony D. Knerr                               Philadelphia, PA                             Delaware Service Company, Inc.
Managing Director                                                                           2005 Market Street
Anthony Knerr & Associates                                                                  Philadelphia, PA 19103-7094
New York, NY
                                                                                            For Shareholders
Ann R. Leven                                                                                800 523-1918
Former Treasurer/Chief Fiscal Officer
National Gallery of Art                                                                     For Securities Dealers and Financial
Washington, DC                                                                              Institutions Representatives Only
                                                                                            800 362-7500
Thomas F. Madison
President and Chief Executive Officer                                                       Web site
MLM Partners, Inc.                                                                          www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN



(7545)                                                        Printed in the USA
SA-MNALL [2/03] VGR 4/03                                                   J9095